UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RED ROBIN GOURMET BURGERS, INC.
10000 E. Geddes Avenue, Suite 500
Englewood, CO 80112
(303) 846-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2025

When: 8:00 a.m. MDT on Thursday, May 22, 2025
Where: Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112 for the following purposes:
Items of Business:

•
Proposal 1: To elect Anthony S. Ackil, Thomas G. Conforti, Steven K. Lumpkin, Christopher Martin, David A. Pace, Allison Page, James C. Pappas, Nicole Miller Regan, and Anddria Varnado as directors of the Company for one-year terms;

•
Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers;

•
Proposal 3: To approve an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law;

•
Proposal 4: To approve amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority vote requirements and make certain administrative amendments;

•
Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025; and

•
To transact such other business as may properly come before the meeting.

We intend to hold our annual meeting in person again this year. As always, we encourage you to vote your shares prior to the annual meeting.
Record Date: Stockholders as of March 24, 2025 are entitled to vote.
Annual Report: Red Robin Gourmet Burgers, Inc. (“we” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an annual report on Form 10-K for the fiscal year ended December 29, 2024. A copy of the annual report on Form 10-K has been made available concurrently with this proxy statement to all of our stockholders entitled to notice of and to vote at the annual meeting. In addition, you may obtain a copy of the annual report on Form 10-K, without charge, by writing to Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
Who Can Attend: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 24, 2025 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
Date of Mailing: This Notice of Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 24, 2025.

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend, it is important that your shares be voted at the meeting.
Please refer to your proxy card or the accompanying proxy statement for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible. Thank you for your continued support of Red Robin.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
April 24, 2025
Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

Page
Options Exercises and Stock Vested	47
Employment Agreements, Separation Arrangements, and CIC Plan	47
Pay Versus Performance Disclosure	55
Financial Performance Measures	57
CEO Pay Ratio	58
PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	60
Vote Required	60
Board Recommendation	60
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION PROVISIONS	61
Background and Description of the Proposed Amendment	61
Effectiveness of Amendment	61
Vote Required	62
Board Recommendation	62
PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS AND MAKE CERTAIN ADMINISTRATIVE AMENDMENTS	63
Background	63
Factors Considered by the Board	63
Charter Amendments	63
Related Changes to the Bylaws	66
Vote Required	66
Board Recommendation	66
PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
Evaluation of Auditor	67
Principal Accountant Fees and Services	67
Audit Committee’s Pre-Approval Policies and Procedures	68
Vote Required	68
Board Recommendation	68
AUDIT COMMITTEE REPORT	69
VOTING PROCEDURES AND INFORMATION	70
Voting Information	70
Votes Required for Each Proposal	71
ADDITIONAL INFORMATION	73
Attendance at the Meeting	73
Determination of Quorum	73
Revocability of Proxies	73
Proxy Solicitation Costs	73
Delivery of Proxy Materials	74
“Householding” of Proxy Materials	74
Other Business	74
STOCK OWNERSHIP INFORMATION	74
Security Ownership of Certain Beneficial Owners	74
Security Ownership of Directors and Management	75
Equity Compensation Plan Information	77
Proposals for inclusion in 2026 Proxy Statement	77
Proposals to be addressed at 2026 Annual Meeting (but not included in Proxy Statement)	78
Appendix A	A-1
Appendix B	B-1

ii

PROXY SUMMARY
MEETING AGENDA, VOTING MATTERS, AND BOARD VOTING RECOMMENDATIONS
Proposal		Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR All nominees	8
2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	60
3	Approval of an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law	FOR	61
4	Approval of amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority vote requirements and make certain administrative amendments	FOR	63
5	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025	FOR	67

ELECTION OF DIRECTORS
The following provides summary information about each director nominee. Our director nominees possess a range of diverse skills, backgrounds, experience, and viewpoints that we believe are integral to an effective board. Detailed information about each individual’s qualifications, experience, skills, and expertise can be found starting on page 9.
Director Nominee	Age	Director Since	Principal Occupation	Independent	Committee Assignments
Anthony S. Ackil	50	2020	Chief Executive Officer of Streetlight Ventures	✓	(C), CC
Thomas G. Conforti	66	2019	Former Senior Advisor, Executive Vice President and Chief Financial Officer, Wyndham Worldwide	✓	*FC, AC
Steven K. Lumpkin	70	2016	Consultant, Former Executive Vice President, Chief Financial Officer, and Director, Applebee’s	✓	*AC, FC
Christopher Martin	40	2024	Managing Director, Jumana Capital	✓	FC, NGC
David A. Pace	66	2019	President and Chief Executive Officer, Red Robin
Allison Page	40	2020	Co-Founder and President, SevenRooms	✓	*NGC, CC
James C. Pappas	44	2024	Managing Member, Owner, and Founder, JCP Investment Management	✓	CC, FC
Nicole Miller Regan	50	2023	Chief Strategy Officer, 7 Brew	✓	AC, FC
Anddria Varnado	39	2021	GM and Head of the Consumer Business, Kohler Company	✓	*CC, NGC
AC	Audit Committee	FC	Finance Committee
CC	Compensation Committee	(C)	Denotes Chair of the Board
NGC	Nominating and Governance Committee	*	Denotes Chair of the Committee
DIRECTOR NOMINEE STATISTICS
88.9%	33.3%	11.1%	50%	51.7	3.7
Independence	Gender Diversity	Racial/Ethnic Diversity	Board committees chaired by women	years Average Age	years Average Tenure

BOARD CHARACTERISTICS AND SKILLS
Experience / Skills	Anthony S. Ackil (Chair)	David A. Pace (CEO)	Thomas G. Conforti	Steven K. Lumpkin	Christopher Martin	Allison Page	James C. Pappas	Nicole Miller Regan	Anddria Varnado
Public C-Suite Experience		✓	✓	✓
Restaurant / Hospitality Executive Leadership	✓	✓	✓	✓			✓	✓
Accounting / Financial Expertise	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Transformation	✓	✓	✓	✓	✓		✓	✓	✓
Technology Strategy			✓			✓		✓	✓
Marketing / Consumer Insights	✓					✓		✓	✓
M&A Experience	✓	✓	✓	✓	✓		✓	✓	✓
Governance		✓				✓			✓
CORPORATE GOVERNANCE HIGHLIGHTS
✓
Declassified Board

✓
Independent chair of the Board

✓
Board currently composed of 88.9% independent directors

✓
All directors and director nominees are independent other than our CEO

✓
All committee members are independent

✓
Majority voting standard for uncontested director elections

✓
Plurality voting standard for contested director elections

✓
Board members have diverse backgrounds, expertise, and skills

✓
Robust Board, committee, and director evaluation process completed annually instead of age or term limits

✓
The Board and each committee regularly meet in executive session without members of management

✓
Frequent engagement with institutional investors

✓
Annual review of our succession plan and talent development plan

✓
Directors receive regular governance updates to stay well-informed and evaluate governance trends

✓
Directors receive regular continuing education opportunities

✓
Limits on outside board service for Board members

✓
Robust clawback policy in place

✓
In 2024, publication of our third sustainability report

CORPORATE GOVERNANCE PROTECTING STOCKHOLDER INTERESTS AND RIGHTS
✓
Ability for stockholders to call special meeting

✓
Bylaws provide a proxy access right for stockholders (adopted in 2023)

✓
Input from stockholder outreach incorporated in decision-making process

✓
Pay for performance focused executive compensation structure aligned with stockholders

✓
Prohibition of hedging and pledging of our common stock

✓
In this proxy statement, a proposal to amend the Company’s charter to remove supermajority vote provisions

STOCKHOLDER ENGAGEMENT
We believe that strong corporate governance includes engaging with our stockholders and considering their views. During the 2024 proxy season, we reached out to stockholders representing more than 50% of our common stock, and our management team held meetings and discussions with a significant portion of our large institutional holders. We continued our practice of year-round engagement, and in the fourth quarter held substantive discussions with two stockholders that now collectively own approximately 20% of our shares following a Cooperation Agreement and associated Equity Purchase Agreement, as described further below. We greatly value the feedback received from our stockholders. This engagement provides valuable insight that informs the work of both management and the Board.
Types of Engagement	Topics Covered

•
Calls and meetings with stockholders (portfolio managers and corporate governance/stewardship professionals)

•
Investor conferences

•
Earnings conference calls

•
Proxy advisory firms

•
Prospective stockholders

•
Key strategic initiatives and opportunities based on our North Star Plan

•
Financial performance and goals

•
Capital structure and capital allocation priorities

•
2024 Performance Incentive Plan

•
Governance best practices (such as proxy access and a proposal by management in this proxy statement to remove supermajority vote provisions)

•
Corporate responsibility risks and opportunities

•
Risk management

•
Compensation programs and pay for performance alignment

Engagement with our stockholders in 2024 informed our actions in the topics covered above, including corporate governance best practices and Board composition. In 2024, we added two new independent directors pursuant to a Cooperation Agreement and associated Equity Purchase Agreement described below.
COOPERATION AGREEMENT AND EQUITY PURCHASE AGREEMENT
In December 2024, the Company entered into a Cooperation Agreement with JCP Investment Management, LLC and certain of its affiliates (collectively, “JCP”) and Jumana Capital, LLC and certain of its affiliates (collectively, “Jumana”), pursuant to which, among other things, JCP and Jumana have the right to designate certain directors to our Board, and an Equity Purchase Agreement, pursuant to which JCP and Jumana made additional investments in the Company. See “Corporate Governance and Board Matters—Governance Principles—Certain Relationships and Related Transactions.”

COMPANY LEADERSHIP AND STRATEGY
The Company is committed to taking bold action to deliver long term sustainable growth. In 2023, the Company released its North Star five-point strategic plan designed to enhance the Company’s competitive positioning. Since then, the Company has made investments to strengthen operations and improve the quality of its food and operations, and remains focused on the comeback of the iconic Red Robin brand. The Company’s current leadership team is as follows:
Leader	Appointment Date	Position
David Pace	April 2025	President and Chief Executive Officer
Todd Wilson	November 2022	Chief Financial Officer
Sarah Mussetter	December 2022	Chief Legal Officer and Secretary
Meghan Spuler	December 2023	Chief People Officer
Jesse Griffith	March 2023	Senior Vice President, Operations
The North Star five-point strategic plan consists of the following:
Transform to an operations focused restaurant company:
•
Empower decision making by operators at the unit level

•
Incent and reward operators to drive business growth and results

•
Restructured support organization

Elevate the guest experience:
•
Invest in people, food quality, and the restaurant facility

•
New cooking platform to fully deliver on our commitment to Gourmet Burgers

•
Menu refresh adding variety of both offerings and price points

Remove costs and complexity:
•
Optimize the supply chain to reduce costs and ensure consistent delivery of high-quality product

•
Evaluate vendors for need, performance, and competitive costs

•
Implement ongoing process to reduce costs through actions that uphold our commitment to a great guest experience

Optimize guest engagement:
•
Engage and support the local communities in which we operate

•
Enhance the off-premise experience

•
Further build and engage with guests through Red Robin Royalty® loyalty program

Drive growth in comparable restaurant revenue & unit level profitability, and deliver financial commitments:
•
Regain credibility with the investment community

•
Drive performance in the existing base of restaurants, earning the right to resume new unit growth

•
Deliver financial guidance commitments

The Red Robin vision is to be the most loved restaurant brand in the communities we serve.

SUSTAINABILITY
Sustainability Report
Red Robin is a company that cares; we strive to impact guests, team members, and our communities for the better. In 2024, we published our third sustainability report and Sustainability Accounting Standards Board (the “SASB”) Restaurant Industry disclosures, which is available on our website at ir.redrobin.com. The contents of the sustainability report, our SASB Restaurant Industry disclosures, and our website are not incorporated by reference into this proxy statement.
Corporate Responsibility
We review and examine our corporate responsibilities at the stakeholder, Board, and management levels and incorporate corporate responsibility initiatives into our strategic planning.
Stakeholder: We engage with our stakeholders to better understand the corporate responsibility topics most important to them and monitor emerging best practices. This engagement builds upon what we learned from our double materiality assessment completed in 2023. The double materiality assessment engaged a third party-expert, as well as internal and external stakeholders, to better understand the outward impacts of our business now and in the future. In 2024, we reported our corporate responsibility actions and progress externally in our third sustainability report.
Board: Corporate responsibility is a Board-level priority. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s corporate responsibility strategy. The Nominating and Governance Committee generally oversees the Company’s corporate responsibility goals and objectives and supports implementation of the Company’s corporate responsibility priorities. The Audit Committee oversees corporate responsibility disclosures in the Company’s SEC periodic reports, including in the context of the evolving regulatory focus on climate change. However, the full Board retains overall oversight responsibility because we believe full Board oversight is important to ensure that corporate responsibility is part of, and aligned with, our overall Company strategy. Management regularly reports directly to the Nominating and Governance Committee, the Audit Committee, and to the full Board regarding key recommendations, progress, and outcomes related to implementation of our corporate responsibility strategy.
Management: Execution of the Company’s corporate responsibility strategy is overseen by our executive team. The Company relies on senior leaders from our business and functional teams to set the direction and drive accountability as we address priority corporate responsibility issues, work with key stakeholders, and measure and report our progress.

EXECUTIVE COMPENSATION PRACTICES
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and pre-established performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if total stockholder return (TSR) is negative

✓
Double trigger required for cash severance and equity vesting upon change in control for named executive officers (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of certain cash and equity executive incentive compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

PROXY STATEMENT
The Board of Directors (“Board” or “Board of Directors”) of Red Robin Gourmet Burgers, Inc. (“Red Robin” or the “Company”) is first providing this proxy statement on or about April 24, 2025 to stockholders in connection with the solicitation of proxies on its behalf to be voted at the annual meeting of stockholders. The meeting will be held on Thursday, May 22, 2025, beginning at 8:00 a.m. MDT, at Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112. The proxies may be voted at any time and date to which the annual meeting may be properly adjourned or postponed.
This proxy statement, including the proxy statement summary included herein, includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
PROPOSAL 1:
ELECTION OF DIRECTORS
HOW OUR DIRECTORS ARE SELECTED, QUALIFIED, AND ELECTED
Our Board of Directors is highly engaged and committed to effective governance as reflected in the following actions:
•
creation and maintenance of good governance principles and practices that receive high scores from leading governance third parties

•
design and oversight of compensation plans that emphasize internal and external pay parity and that align our executives’ interests with those of stockholders

•
steady refreshment of their own membership

As of the date of this proxy statement, 88.9% of our Board is independent. Our Board of Directors currently consists of nine directors, all of whom are independent except our CEO, and all of whom are standing for election. The nominees are Anthony S. Ackil, Thomas G. Conforti, Steven K. Lumpkin, Christopher Martin, David A. Pace, Allison Page, James C. Pappas, Nicole Miller Regan, and Anddria Varnado. Their biographies are detailed below.
Directors are elected on an annual basis for a one-year term. The directors elected at this annual meeting will serve in office until our 2026 annual meeting of stockholders or until their successors are duly elected and qualified or until any such director’s earlier resignation or removal. Each of our nominees has consented to serve if elected, and we expect each of them will be able to serve if elected. If any of our nominees should become unavailable to serve as a director, our Board of Directors can name a substitute nominee, and the persons named as proxies in the proxy card, or their nominees or substitutes, will vote your shares for such substitute nominee unless an instruction to the contrary is written on your proxy card.
The Board recommends that you vote FOR all of the Board’s nominees to serve as directors of the Company.

Selecting Nominees for Director
Our Board has delegated to the Nominating and Governance Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Nominating and Governance Committee.
In evaluating a director candidate, the Nominating and Governance Committee considers the candidate’s independence; character; corporate governance skills and abilities; business experience; industry specific experience; training and education; commitment to performing the duties of a director; and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Our Board is committed to diversity and the Nominating and Governance Committee considers diversity in business experience, professional expertise, and background, along with various other factors when evaluating director nominees. The Nominating and Governance Committee will use the same criteria in evaluating candidates suggested by stockholders.
The Nominating and Governance Committee is authorized under its charter to retain, at our expense, outside search firms and any other professional advisors it deems appropriate to assist in identifying or evaluating potential nominees for director.
Director Nominees
Below, you can find the principal occupation and other information about each of our director nominees standing for election at the annual meeting. Information related to each of our director nominee’s key attributes, experience, and skills, as well as their recent public company board service is included with each director’s biographical information. Our Board is comprised of diverse leaders with relevant experience and leadership in each of the key areas of greatest importance to our financial and more general sustainability. These attributes are core to our ability to be nimble and take advantage of opportunities as they arise. In 2025, all nine current directors are standing for re-election.

Anthony S. Ackil, 50
Director Since: March 2020 (Board Chair since April 2025)
Current Committees:

■
Compensation

Other Board Service:
Project Bread (2018-present)
Tio Juan’s Margaritas (2018-present)
B.GOOD (2004-2021)
b.good Family Foundation (2014-2021)

BIOGRAPHY
•
Mr. Ackil currently serves as CEO of Streetlight Ventures, a private restaurant management platform that supports, manages, acquires, and invests in small to mid-sized restaurant brands, having founded the company in 2019.

•
Previously, from 2004 to 2018, Mr. Ackil served as CEO of B.GOOD, a healthy fast casual brand that grew to over 80 locations under his leadership. Earlier in his career, he worked as a consultant for IBM, focusing on internet strategy and corporate structure, and as a consultant at PricewaterhouseCoopers.

•
Mr. Ackil holds a B.A. in government from Harvard University.

DIRECTOR QUALIFICATIONS
•
Mr. Ackil brings to the Board of Directors over 20 years of executive experience in the restaurant industry, both as the chief executive of a fast casual brand, and as the chief executive of a restaurant management platform, which has enabled him to cultivate deep strategy expertise and understanding of the operations of numerous brands across the industry. Mr. Ackil also brings to our Board prior experience in technology, accounting, and finance, all of which provide him with the qualifications and skills to serve as a director.

Thomas G. Conforti, 66
Director Since: August 2019
Current Committees:
■
Finance (Chair)

■
Audit

Other Board Service:
Vista Life Innovations (2020-present)
American School for the Deaf (2020-present)

BIOGRAPHY
•
Mr. Conforti served as Senior Advisor to Wyndham Worldwide from 2017 to 2018, where he advised on strategic transactions.

•
Previously, from 2009 to 2017, served as Executive Vice President and Chief Financial Officer for Wyndham Worldwide, during which time the company’s TSR significantly outperformed the market and where Mr. Conforti had direct responsibility for finance, technology, real estate, and purchasing functions. Additionally, from 2002 to 2008, Mr. Conforti served as the Chief Financial Officer for IHOP/Dinequity. Earlier in his career, he served in leadership positions at The Walt Disney Company overseeing various lines of business, including catalog, U.S. book and magazine publishing and global merchandise licensing, as well as leadership positions at PepsiCo, Inc. and KB Home, among others. Mr. Conforti has also served as a Senior Fellow at Harvard’s Advanced Leadership Initiative.

DIRECTOR QUALIFICATIONS

•
Mr. Conforti’s experience as a chief financial officer at several leading public companies across the restaurant and hospitality industries for almost two decades has given him unique knowledge of and experience with complex financial matters, as well as relevant experience in corporate finance and in financial and corporate administration. Mr. Conforti also brings more than 30 years of financial and corporate leadership experience, with expertise in strategy and business transformation including by overseeing corporate turnarounds, as well as expertise in marketing and consumer insights, all of which provide Mr. Conforti with the qualifications and skills to serve as a director.

Steven K. Lumpkin, 70
Director Since: August 2016
Current Committees:
■
Audit (Chair)

■
Finance

Other Board Service:
Hodgdon Powder Company (2015-present)
Fiorella’s Jack Stack Restaurant Group
(2009-present)
Past Public Company Board Service:
Applebee’s International, Inc. (2004-2007)

BIOGRAPHY
•
Mr. Lumpkin currently serves as Principal of Rolling Hills Capital Partners, a consulting firm.

•
From 1995 until retirement in 2007, he served in various executive positions at Applebee’s International, Inc., including as Chief Financial Officer and Treasurer from 2002 to 2007, during which time the company’s TSR outperformed the market, and Director from 2004 to 2007. Previously, he served as Executive Vice President and Director at Kimberly Quality Care, Inc.

•
Mr. Lumpkin holds a B.S. in Accounting from the University of Missouri-Columbia and is a CPA.

DIRECTOR QUALIFICATIONS
•
Mr. Lumpkin’s more than 30 years of corporate leadership experience, including in the healthcare and management consulting industries, has provided him with extensive business, management and corporate governance experience, including in M&A and business transformation. His financial executive leadership of Applebee’s also enables him to bring to our Board significant industry knowledge, particularly with respect to financial and accounting matters, all of which provide him with the qualifications and skills to serve as a director.

Christopher Martin, 40 Director Since: December 2024 Current Committees: ■ Finance ■ Nominating and Governance
BIOGRAPHY
•
Mr. Martin joined the Company’s Board in December 2024 and was appointed to the Board pursuant to the terms of the Cooperation Agreement.

•
Mr. Martin currently serves as Managing Director of Jumana Capital, LLC, a private investment firm specializing in concentrated investments in middle market companies, since July 2020, where he is responsible for investment strategy and execution across the portfolio, and serves as the Manager of Jumana Capital Investments LLC, an affiliated investment entity.

•
From July 2017 until July 2020, Mr. Martin served as a Vice President at Hastings Equity Partners, LLC, a private equity firm.

•
Mr. Martin also served as the Chief Financial Officer of Specialty Welding & Turnarounds, LLC, an industrial services company, from October 2017 through January 2020 and Vice President at Simmons & Company, part of the Piper Sandler Companies.

•
Mr. Martin holds an M.B.A. from the University of Texas at Austin and a B.B.A. from Texas Christian University.

DIRECTOR QUALIFICATIONS
•
Mr. Martin’s background in corporate finance and his experience in business transformation and investment strategy and execution provide him with the skills and qualifications to serve as a director.

David A. Pace, 66
Director Since: August 2019
Other Public Company Board Service:
Farmer Bros. Co (2023-present)
Other Board Service:
Dallas Stars Ownership Advisory Board (2017-present)
Authentic Restaurant Brands (2022-present)
Past Public Company Board Service:
Tastemaker Acquisition Corporation
(2020-2023)
Jamba Juice (2012-2018)

BIOGRAPHY

•
Mr. Pace has served as our President and Chief Executive Officer since April 2025 and has served on our Board of Directors since August 2019.

•
Mr. Pace currently serves as independent Chair of the Board of Farmer Bros. Co.

•
From 2020 to 2023, Mr. Pace served as Co-Chief Executive Officer of Tastemaker Acquisition Corporation, a special purpose acquisition company focusing on the restaurant, hospitality, and related technology and service sectors. Prior to that, from 2012 to 2018, he served as Director of Jamba Juice and as CEO from 2016 to 2018, during which the company delivered 8 consecutive quarters of comparable store sales growth that exceeded the industry benchmark, exited non-core and underperforming business units, and successfully merged with Focus Brands. From 2014 to 2016, Mr. Pace served as President of Carrabba’s Italian Grill, and as Executive Vice President and Chief Resource Officer of Bloomin’ Brands from 2010 to 2014. Previously, he held executive positions with Starbucks Coffee Company, PepsiCo, Inc., and Yum! Brands, Inc.

DIRECTOR QUALIFICATIONS

•
Mr. Pace brings more than 30 years of leadership in the restaurant, hospitality and related technology and service sectors, where he has been responsible for key strategic transformations and financial performance turnarounds. Mr. Pace’s executive positions at a range of public and private companies across the food and hospitality market and in related industries, as well as his current leadership of our Company as Chief Executive Officer, enables him to bring a unique skillset in food and beverage retail, consumer products and corporate governance, all of which provide him with the skills and qualifications to serve as a director.

Allison Page, 40
Director Since: February 2020
Current Committees:
■
Nominating and Governance (Chair)

■
Compensation

Other Board Service:
SevenRooms, Inc. (2011-present)
Pillsbury Institute for Hospitality Entrepreneurship at Cornell University (2018-present)

BIOGRAPHY
•
Ms. Page is the co-Founder and Chief Product Officer of SevenRooms, a privately-held data-driven operations, marketing, and guest engagement platform that empowers hospitality operators to maximize revenue, build brand loyalty, and enable personalized experiences. Since SevenRooms’ founding in 2011, she has been responsible for driving product innovation; defining the company’s product roadmap, vision, and strategic positioning; and scaling the platform to over 1,000 cities worldwide. She has been named one of Hospitality Technology’s 2019 “Top Women in Restaurant Technology,” named one of Crain’s “40 under 40” in 2022, and named a “Woman of Influence” in 2022 by the New York Business Journal, and SevenRooms was named to Inc.’s annual list of Best Workplaces for 2022. Ms. Page began her career in investment banking at Credit Suisse.

•
Ms. Page holds a B.S. in Finance and Real Estate from The Wharton School, University of Pennsylvania.

DIRECTOR QUALIFICATIONS
•
Ms. Page’s experience as an entrepreneur in the hospitality industry and launching, building and commercializing high-growth technology platforms at scale across global restaurant, hotel and entertainment brands has enabled her to gain unique and extensive experience in the areas of technology, guest experience, guest engagement, data analytics, consumer trends and M&A experience, all of which provide her with the qualifications and skills to serve as a director.

James C. Pappas, 44
Director Since: December 2024
Current Committees:
■
Finance

■
Compensation

Other Public Company Board Service:
United Natural Foods, Inc. (2023-present)
Innovative Food Holdings, Inc. (2020-present)
Tandy Leather Factor, Inc. (2016-present)
Past Public Company Board Service:
U.S. Geothermal Inc. (2016-2018)
Jamba, Inc.(2015-2018)
The Pantry, Inc.(2014-2015)
Morgan’s Foods, Inc. (2012-2014)

BIOGRAPHY
•
Mr. Pappas joined the Company’s Board in December 2024 and was appointed to the Board pursuant to the terms of the Cooperation Agreement.

•
Mr. Pappas founded JCP Investment Management in Houston in June 2009 and is the Managing Member and owner of the firm.

•
He has served as a director of United Natural Foods, Inc. (NYSE: UNFI), a food distributor to grocery stores, since September 2023. Additionally, he has been the chairman of the board of directors of Innovative Food Holdings, Inc., a direct-to-chef and restaurant specialty food platform, since 2023, and a director since 2020. Mr. Pappas is also a director of Tandy Leather Factory, Inc. (NASDAQ: TLF), a specialty retailer and wholesale distributor of leather and leather related products, a position he has held since 2016.

•
Mr. Pappas previously served on the boards of several other public companies, including food-related businesses such as Jamba, Inc., The Pantry, Inc., and Morgan’s Foods, Inc., as well as U.S. Geothermal Inc. .

•
From 2007 until 2009, he was a private investor, in addition to consulting with several businesses. From 2005 until 2007, he worked in the Investment Banking/Leveraged Finance Division of Goldman Sachs, where he advised private equity groups and corporations on appropriate leveraged buyout, recapitalization and refinancing alternatives.

•
Mr. Pappas received a B.B.A. in Information Technology, and a Master of Finance from Texas A&M University.

DIRECTOR QUALIFICATIONS
•
Mr. Pappas’s understanding of the restaurant and food businesses, in addition to his expertise in corporate finance, key strategic transformations, and financial performance turnarounds, as well as his experience on several public company boards, provide him with the skills and qualifications to serve as a director.

Nicole Miller Regan, 50
Director Since: August 2023
Current Committees:
■
Audit

■
Finance

Other Board Service:
Legatus, New Orleans Chapter (2024-present)
Tacombi (2023-present)
Culinary Institute of America (2020-present)

BIOGRAPHY
•
Ms. Miller Regan currently serves as the Chief Strategy Officer for 7 Brew, a fast-growing predominantly franchised network of drive-thru, beverage-only stands. She previously served as its Chief Financial Officer from 2022 to 2023.

•
Previously, from 2006 to 2022, Ms. Miller Regan served as managing director/senior restaurant analyst and head of the consumer equity research practice at Piper Sandler, a leading investment bank.

•
Ms. Miller Regan holds a B.A. from College of St. Benedict and an M.B.A. from Tulane University.

DIRECTOR QUALIFICATIONS
•
Ms. Miller Regan’s experience managing accounting and financial functions as a Chief Financial Officer, as well as her ongoing business transformation and strategic planning leadership in addition to her prior experience conducting financial due diligence on public companies in the restaurant and hospitality business during her investment banking career, have enabled her to bring to the Board significant industry knowledge and financial and accounting expertise, all of which provide her with the skills and qualifications to serve as a director.

Anddria Varnado, 39
Director Since: March 2021
Current Committees:

■
Compensation (Chair)

■
Nominating and Governance

Other Public Company Board Service:
Columbia Banking System, Inc., f/k/a Umpqua Holdings Corporation (2018-present)

BIOGRAPHY
•
Ms. Varnado has served as GM and Head of the Consumer Business as a member for the Executive Management Team at Kohler Company, a global leader in home products, hospitality destinations, and systems, a position she held since 2020.

•
From 2019 to 2020, Ms. Varnado served as Vice President, Strategy and Business Development at Macy’s where she was responsible for strategic evaluation, including analysis, development, transformation and innovation in the consumer market. From 2016 to 2019, she served as Vice President and Head of Strategy and Business Development and Executive Team Leadership at Williams-Sonoma, where she was directly responsible for M&A, new business and brand development, and across the multi-brand portfolio. Ms. Varnado has held additional prior positions including management consultant, product development, and corporate banking.

•
Ms. Varnado holds a B.A. in Business Administration from Clark Atlanta University and an M.B.A. from Harvard Business School.

DIRECTOR QUALIFICATIONS
•
Ms. Varnado’s experience in business development and strategy at leading global brands across multiple industries has provided her with deep expertise in the areas of technology strategy, business transformation and strategic planning and development. She also has extensive experience in consumer insights and innovation and consumer engagement, most recently through her work with Kohler, where she was responsible for consumer channels, store development and expansion, and ecommerce sales, all of which provides Ms. Varnado with the skills and qualifications to serve as a director.

VOTE REQUIRED
Each nominee for director in this Proposal 1 shall be elected if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS
GOVERNANCE PRINCIPLES
The Board of Directors has created and oversees corporate governance guidelines which can be viewed on the Governance section of our website at: https://ir.redrobin.com/governance/governance-documents.
Executive Development and Management Succession
Under the Company’s corporate governance guidelines, the Board maintains a policy and plan for the development and succession of the CEO and senior management that includes:
•
criteria that reflect the Company’s ongoing business strategies;

•
identification and development of potential internal candidates;

•
formal assessment processes to evaluate such potential internal candidates and their development; and

•
an emergency succession component to address the unforeseen loss of the CEO or other key executives.

The Nominating and Governance Committee:
•
works closely with the Board and management to ensure development and succession are anticipated, planned for, and addressed in a timely manner;

•
works closely with our CEO and each of the other executive officers to conduct succession planning activities including annual performance reviews, evaluations, and development plans of the CEO and executive officers, who also conduct evaluations and development of their direct reports; and

•
reviews, makes recommendations for, and reports to the Board on programs that have been implemented by management for executive and leadership team development and succession planning.

The CEO regularly meets with the full Board on his or her performance, and the CEO’s annual performance evaluation is conducted under the oversight of the Compensation Committee. Our CEO typically conducts annual performance and development evaluations of the other senior executives and reviews these evaluations with the Compensation Committee or full Board.
Stockholder Communication with our Board
The Board and management believe the Company’s relationships with our stockholders and other stakeholders are an important part of our corporate governance responsibility and recognize the value of continuing communications. This approach has resulted in our receiving important input and perspectives that have informed our decision making and resulted in action including our North Star strategic plan, our corporate governance practices, and Board composition. Throughout the year, we proactively engage with our stockholders directly, through individual meetings, attendance at investor conferences, issuance of press releases, and quarterly conference calls, as well as other stockholder communications. We discuss topics of importance to both our Company and stockholders, including value creation, strategy and performance, Board refreshment and leadership changes, capital structure and allocation, and governance matters.
The Board values stockholder communication and provides many means for it to occur, including attending the annual meeting, voting, engaging, and writing, by sending a letter to the Chair, the Board of Directors, or a committee addressed to: Board of Directors, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by sending an e-mail to the Board’s dedicated email address: Board@redrobin.com. Our finance committee and full Board is involved in overseeing stockholder engagement.
With respect to issues arising under the Company’s Code of Ethics, you may also communicate directly with the chair of the Audit Committee, head of internal audit, or the compliance officer in the manner provided in the Code of Ethics and the Company’s Problem Resolution and Whistleblower Policy and Reporting

Procedures. Both the Code of Ethics and the Problem Resolution and Whistleblower Policy and Reporting Procedures may be found on the Governance section of our website at: https://ir.redrobin.com/governance/governance-documents.
Red Robin follows the Investor Stewardship Group’s (ISG)
Corporate Governance Framework for U.S. Listed Companies
ISG Principle	Red Robin Practice
Principle 1: Boards are accountable to stockholders.
•
Declassified Board structure with all directors standing for election annually

•
All directors received at least 90% stockholder support in 2024

•
Majority voting in uncontested director elections, plurality voting in contested elections, and directors not receiving majority support must tender their resignation for consideration by the Board

•
Proxy access ability to nominate directors added in 2023 to our bylaws

•
In this proxy statement, a proposal to amend the Company’s charter to remove supermajority vote provisions

Principle 2: Stockholders should be entitled to voting rights in proportion to their economic interest.	• No dual class structure; each stockholder gets one vote per share
Principle 3: Boards should be responsive to stockholders and be proactive in order to understand their perspectives.
•
During the 2024 proxy season, management reached out to stockholders representing more than 50% of our common stock and held meetings and discussions with a significant portion of our institutional holders. During Q4, management held discussions with two stockholders that now collectively own approximately 20% of our shares following a Cooperation Agreement and Equity Purchase Agreement.

•
Engagement topics included our North Star strategy, key strategic initiatives and opportunities, financial performance and goals, capital structure and capital allocation priorities, corporate responsibility risks and opportunity, and most recently, our corporate governance practices and Board composition.

Principle 4: Boards should have a strong, independent leadership structure.
•
Strong, independent Board Chair

•
Board considers appropriateness of its leadership structure at least annually

•
Strong, independent committee chairs, and all committee members are independent.

•
Proxy discloses why Board believes current leadership structure is appropriate

Principle 5: Boards should adopt structures and practices that enhance their effectiveness.
•
Board members have diverse backgrounds, expertise, and skills

•
Currently, 88.9% of directors are independent

•
Robust Board annual evaluation process and regular Board education instead of arbitrary age or term limits

•
One new director in 2023 and two new directors in 2024

•
Collectively, incumbent directors attended over 95% of combined total Board and applicable committee meetings in 2024

•
Limits on outside board service for directors

•
Independent directors meet regularly in Board and committee executive session without members of management present

•
Annual review of succession plan and talent development plan

•
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.
•
Executive compensation program received over 86% stockholder support in 2024

•
Compensation Committee annually reviews and approves incentive program design, goals, and objectives for alignment with compensation and business strategies

•
Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

Board Leadership Structure
The Board recognizes one of its key responsibilities is to evaluate and determine the optimal leadership structure to provide independent oversight of management. At this time, we believe it is appropriate for our Board to maintain the separation of the roles of chief executive officer and Board chair. In April 2025, the Board appointed Mr. Pace, who previously served as the independent Chairman of our Board since August 2019, as our President and Chief Executive Officer to succeed Mr. Hart. The Board also appointed Mr. Ackil, who has over 20 years of executive experience in the restaurant industry and has served as a director of the Company since March 2020, as our independent Chair, to succeed Mr. Pace.
The separation of the roles of Board chair and chief executive officer allows our chief executive officer to focus on managing the Company’s business and operations, and allows our chair to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Further, we believe the separation of these roles ensures the independence of the Board in its oversight role of evaluating and assessing the chief executive officer and management generally. Our corporate governance guidelines provide for the appointment of a lead independent director if the chair of our Board is not independent.
The duties of the chair (or lead director) of the Board include presiding over and managing the meetings of the Board, development of meeting agendas together with the CEO, and approving the scheduling of meetings of the Board. Our Board chair also acts as an advisor to the CEO on strategic aspects of the business, represents the Board at our annual meeting of stockholders, and consults with stockholders, when appropriate.
The Board’s Role in Risk Oversight
Our executive officers have the primary responsibility for enterprise risk management (ERM) within our Company. Our Board and its committees actively oversee the Company’s risk management and regularly engage in discussions of the most significant risks the Company faces and how these risks are being managed, including over different time periods.
Robust evaluation and discussion of ERM is held at the full Board level. The full Board receives regular reports on enterprise risk areas from senior leaders of the Company, including regarding human capital management, food safety, and cybersecurity and receives more frequent reporting based on the immediacy of the risk.
While the full Board has overall responsibility for risk oversight, the Board has delegated certain risk oversight functions to its committees. The committees regularly report to the full Board on the assessment and management of risks that fall under their purview. The Company, the Board and its committees consult with outside advisors and experts regarding risks and trends. The Board believes the work undertaken by its committees, the full Board, and the senior leaders of the Company, enables the Board to effectively oversee the Company’s risk management.

Audit Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee

Oversees enterprise risk assessment and management process, including ensuring the Board or a designated committee is monitoring the identification, assessment, and mitigation of all significant enterprise risks.
Oversees policies and guidelines that govern the process by which major financial and accounting risk assessment and management may be undertaken by the Company and its relation to disclosure controls and procedures.
Oversees cybersecurity, ethics and compliance programs, and the internal audit function including monitoring of the Company’s cybersecurity risk profile.
Oversees corporate responsibility disclosures in the Company’s SEC periodic reports, including in the context of the evolving regulatory focus on climate change.
Oversees the management of any potential material risks related to compensation policies and practices, including an annual review of whether the Company’s compensation policies and practices contain incentives for executive officers and other key employees to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.
Oversees Board governance, Board composition, and corporate responsibility related risks, and risks associated with board structure and other corporate governance policies and practices.
Monitors trends, developments in stockholder activity and laws and acts of regulatory and other governing bodies applicable to the governance of the Company, and maintains responsibility for ensuring compliance with such new regulatory standards.
Oversees the Company’s risks related to capital structure and liquidity, including with respect to potential M&A activity, long-range planning, annual budgets, capital allocation, potential adjustments to the Company’s capital structure, and extraordinary stockholder engagement.
Management’s Role in Risk Oversight
As part of its day-to-day risk management function, management identifies, assesses, monitors and manages the major risks to the Company including through our enterprise risk management process and implements effective mitigation measures. Management also provides regular reports on enterprise risk areas to the Board and its committees.
The Board’s Role in Succession Planning
Management. The Board, led by its Nominating and Governance Committee, is actively engaged in succession planning and talent strategy and development, with a focus on the CEO and senior leadership roles at the Company. The Board and the Nominating and Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. The Board and the Nominating and Governance Committee discuss internal and external succession candidates, including capabilities, accomplishments, goals, and development plans. In addition, potential leaders are given exposure to the Board, which enables the Board to select successors for the senior executive positions when appropriate.
Directors. A key role of the Board is to ensure that it has the skills, expertise, and attributes needed in light of the Company’s strategy, challenges, and opportunities. The Board believes that there are skill sets, qualities, and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Governance Committee thus considers the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of the Company. The Nominating and Governance Committee assists the Board in identifying and evaluating persons for nomination or renomination for Board service or to fill a vacancy on the Board. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, a Board member, a member of management, or self-nomination. Once a person is identified as a potential director candidate, the Nominating and Governance Committee may review publicly available information to assess whether the candidate should be further considered. If so, a Nominating and Governance Committee member or designated representative for the Nominating and Governance Committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding their background; their specific skills, experience, and qualifications for Board service; and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with Nominating and Governance Committee and Board members, and Nominating and Governance Committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the Nominating and Governance Committee considers:
◦
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, and other factors required to be considered under applicable laws, rules, or regulations;

◦
the candidate’s attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of multiple cultures, diversity, commitment to deal responsibly with environmental and social issues and stakeholder concerns, and other factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board;

◦
familiarity with and respect for corporate governance requirements and practices;

◦
with respect to incumbent directors, the evaluation of the individual director, their current qualifications, and his or her contributions to the Board;

◦
the current composition of the Board and its committees; and

◦
intangible qualities of the candidate, including the ability to ask difficult questions and, simultaneously, to work constructively with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule, or regulation.
Board Membership and Director Independence
Our Board of Directors has determined that each of our directors, except our CEO, Mr. Pace, qualifies as an independent director under the rules promulgated by the SEC and The Nasdaq Stock Market® (“Nasdaq”)

listing standards. Therefore, 88.9% of our current directors are independent. Following the annual meeting, if all director nominees are elected, all of our continuing directors will be independent, except our CEO. Pursuant to SEC and Nasdaq rules and standards, only independent directors may serve on the Board’s Audit Committee, Compensation Committee, and Nominating and Governance Committee. All members of all Board committees are independent in accordance with SEC rules and Nasdaq listing standards. There are no family relationships among any of our executive officers, directors, or nominees for directors.
Our Board is committed to diversity and as such includes directors with a diverse set of backgrounds, experience, and skills, including:
✓ Executive leadership ✓ Business transformation ✓ Technology strategy ✓ Marketing and consumer insights ✓ Governance ✓ Accounting
✓
Talent, human capital, and organizational development

✓
Finance, investor relations, strategic transactions, and M&A

✓
Restaurant executive leadership

✓
Restaurant revitalization

✓
Value creation

Director Attendance
The Board of Directors held fifteen meetings in 2024. Each of our current directors who served in 2024 attended over 95% of the aggregate total of meetings of the Board of Directors and committees during their period of service in 2024. The non-management directors of the Company generally meet quarterly throughout the year and as necessary or appropriate in executive sessions at which members of management are not present. The Board of Directors strongly encourages each of the directors to attend the annual meeting of stockholders. All directors standing for re-election who served on our Board at the time of the 2024 annual meeting attended the meeting.
Committees of the Board
Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. Each standing committee generally meets at least once each quarter. In addition, other regular and special meetings are scheduled as necessary and appropriate depending on the responsibilities of the particular committee. Each committee regularly meets in executive session without management present. Each Board committee operates pursuant to a written charter. The charter for each committee is available on the Corporate Governance section of our website at https://ir.redrobin.com/governance/governance-documents. Committee charters are reviewed at least annually by the respective committee to revise and update its duties and responsibilities as necessary.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2024

Audit Committee
•
Oversees our financial reporting activities, including our annual report and the accounting standards and principles followed

•
Reviews earnings releases and annual and quarterly reports, including use of any non-GAAP disclosures

•
Oversees the disclosure process, including understanding and monitoring of the Company’s disclosure committee

•
Selects and retains the independent registered public accounting firm

•
Participates in the process to rotate and select the lead audit partner at least every five years

•
Reviews scope and results of audit to be conducted by the independent registered public accounting firm

•
Evaluates performance and monitors independence, commitment to objectivity, and skepticism of selected independent registered public accounting firm

•
Approves the budget for fees to be paid to the independent registered public accounting firm for audit services and non-audit services; evaluates fees for reasonableness and fairness based on benchmarking

•
Oversees the Company’s internal audit function, scope and plan, and the Company’s disclosure and internal controls

•
Oversees the Company’s ethical and regulatory compliance

•
Provides oversight of the Company’s enterprise risk management

•
Regularly meets with independent registered public accounting firm in executive session

•
Participates in the evaluation of independent registered public accounting firm and lead audit partner

Committee Members:
Steven K. Lumpkin
Thomas G. Conforti
Nicole Miller Regan

 Chairperson
 Determined by the Board to be an audit committee financial expert as defined under SEC rules and be sophisticated under Nasdaq listed company rules
Number of Meetings in 2024:
The Audit Committee held nine meetings in 2024

Compensation Committee
•
Develops and performs an annual performance evaluation of our CEO

•
Approves salary, short-term, and long-term incentive compensation programs for the CEO and all executive officers with focus on pay and performance alignment

•
Reviews and adopts employee benefit plans

•
Oversees compensation and benefits

•
Reviews and approves compensation for directors

•
May engage its own compensation consulting firms or other professional advisors to assist in discharging its responsibilities, as necessary

Committee Members: Anddria Varnado Anthony S. Ackil Allison Page James C. Pappas Chairperson Number of Meetings in 2024: The Compensation Committee held five meetings in 2024.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2024

Nominating and Governance Committee
•
Identifies, evaluates, and recommends to the Board of Directors, candidates for appointment or election to the Board and their independence

•
Determines whether to recommend to the Board to include the nomination of incumbent directors in the proxy statement

•
Considers candidates to fill any vacancies that may occur

•
At least once a year, considers whether the number of directors and skill sets is appropriate for the Company’s needs and recommends to the Board any changes in the composition of the Board

•
Evaluates and recommends to the Board committee structure and membership

•
Develops and oversees the Company’s corporate governance policies

•
Oversees governance related corporate responsibility areas

•
Oversees the Company’s litigation and insurance coverage

•
Oversees the process to assess the performance of the Board and its committees

Committee Members: Allison Page Christopher Martin Anddria Varnado Chairperson Number of Meetings in 2024: The Nominating and Governance Committee held five meetings in 2024.

Finance Committee
•
Participates in and provides guidance to the Board of Directors and management on:

◦
material acquisitions and dispositions

◦
long range planning

◦
annual budget

◦
capital allocation (including share repurchase programs and 10b5-1 plan)

◦
adjustments to capital structure

◦
extraordinary stockholder engagement

Committee Members:
Thomas G. Conforti
Steven K. Lumpkin
Christopher Martin
James C. Pappas
Nicole Miller Regan

 Chairperson
Number of Meetings in 2024:
The Finance Committee held fourteen meetings in 2024.

Board Evaluations
The Board recognizes that a robust and constructive Board evaluation process is essential to its effectiveness. As such, the Board and each committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each director also evaluates their own performance and periodically completes peer evaluations of the other directors, designed to assess individual director performance. The evaluation process is overseen by the Nominating and Governance Committee, in consultation with the Board chair. Outcomes of the evaluation process have been used to inform Board succession planning, committee memberships, chair service, and enhancements to Board effectiveness.
Review of Evaluation Process & Assessment Guides	Assessment Guides & Evaluation Process	One-on-One Discussions	Evaluation Results
• Nominating and Governance Committee reviews process and assessment guides
•
Drive robust discussion and valuable feedback

•
Focus on efficiency and effectiveness, Board and committee composition, quality of Board discussions, quality of materials and information provided, and Board culture

		• One-on-one discussions between each member of the Board and either the Nominating and Governance Committee chair, Board chair, or both, regarding evaluation results	• Final evaluation results discussed with each committee and the full Board in executive session
Indemnification of Directors
The Company has entered into agreements to indemnify its directors, executive officers, and certain other key employees. Under these agreements, the Company is obligated to indemnify its directors and officers to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by them in any action or proceeding arising out of their services as a director or officer. The Company believes these agreements are necessary in attracting and retaining qualified directors and officers.
Limits on Outside Board Service
As provided in our corporate governance guidelines, without specific approval from our Board, no director of the Company may serve on more than four public company boards (including the Company’s Board) and no member of the Audit Committee may serve on more than three public company audit committees (including the Company’s Audit Committee). Any Audit Committee member’s service on more than three public company audit committees will be subject to the Board’s determination that the member is able to effectively serve on the Company’s Audit Committee.
Stockholder Submission of Director Nominees
A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee of the Board of Directors, Red Robin Gourmet Burgers, Inc., 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
The stockholder must submit the following information in support of the candidate: (a) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to shares of stock of the Company, and (iv) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.
Certain Relationships and Related Transactions
In December 2024, the Company entered into a Cooperation Agreement with JCP and Jumana. In accordance with the Cooperation Agreement, effective December 3, 2024, the Board appointed James C. Pappas and Christopher Martin to the Board, with an initial term expiring at this annual meeting. The Board also appointed Mr. Pappas and Mr. Martin to serve on the Finance Committee. JCP recommended Mr. Pappas for nomination to the Board, and Jumana recommended Mr. Martin for nomination to the Board. Each is a nominee for reelection as a director at the annual meeting. Pursuant to the Cooperation Agreement, JCP and Jumana agreed to abide by certain standstill restrictions and voting commitments.
In connection with the Cooperation Agreement, the Company also entered into an Equity Purchase Agreement, pursuant to which JCP and Jumana purchased an aggregate of 1,600,909 shares of our common stock, at a purchase price of $5.19 per share, resulting in $8,308,717.71 in gross proceeds, with their aggregate beneficially ownership constituting approximately 20% of the Company’s outstanding shares following the acquisition.
The foregoing description of the Cooperation Agreement and Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the forms of Cooperation Agreement and Equity Purchase Agreement filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 3, 2024.
The Board of Directors recognizes transactions between the Company and related parties present a heightened risk of conflicts of interest. To ensure the Company acts in the best interest of our stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee. Pursuant to our Code of Ethics and the Audit Committee charter, any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee. In reviewing a proposed transaction, the Audit Committee must:
•
satisfy itself that it has been fully informed as to the related party’s relationship and interest, and as to the material facts of the proposed transaction; and

•
consider all the relevant facts and circumstances available to the Audit Committee.

After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and our stockholders.
Compensation Committee Interlocks and Insider Participation
Anthony S. Ackil, David A. Pace, Allison Page, and Anddria Varnado each served as members of the Company’s Compensation Committee during all or portions of the last completed fiscal year. None of the individuals who served as members of the Compensation Committee during the last completed fiscal year was during such year or previously had served as an officer or employee of the Company. Mr. Pace resigned his membership on the Compensation Committee upon his appointment as the Company’s Chief Executive Officer in April 2025. None of our current executive officers serves, and during the last completed fiscal year no individual then serving as an executive officer served, as a director of another entity that has or then had an executive officer who serves on our Board.

DIRECTOR COMPENSATION
The compensation program for our non-employee directors is set forth in the table below. The Compensation Committee, in consultation with its independent consultant, evaluates the compensation program annually or as needed to assess its alignment with the market, taking into consideration the time commitment and responsibilities of the directors. As a result of this analysis, no changes to the compensation program were made in 2024. In addition to the compensation disclosed below, directors are eligible to receive meal discounts at Red Robin restaurants on the same basis as other senior leaders of the Company.
Annual Retainers	Each non-employee director of the Company receives an annual cash retainer of $75,000, payable in substantially equal quarterly installments in advance. The chair of the Board and the chair of each committee receive additional cash retainers to account for the increased responsibilities and time commitments of the positions, payable in substantially equal quarterly installments in advance, as follows:
	Chair of the Board	$95,000
	Chair of Audit Committee	$25,000
	Chair of Compensation Committee	$17,500
	Chair of Nominating and Governance Committee	$12,500
	Chair of Finance Committee	$12,500
Equity Awards	Each non-employee director receives an annual grant of restricted stock units (RSUs) with a grant date value of approximately $120,000 and a vesting term of fifty weeks following the date of grant or the date of the Company’s next annual meeting of stockholders, whichever is later. The vesting term is consistent with the Company’s declassification of its Board of Directors with annual elections for one-year terms (until the next annual meeting) in accordance with governance best practices.
2024 Director Compensation
The following table sets forth a summary of the compensation earned by our then non-employee directors who served during fiscal 2024, including Mr. Pace, who was appointed to serve as our President and CEO following the completion of fiscal 2024, in April 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Anthony S. Ackil	92,500	110,965	203,465
Thomas G. Conforti	87,500	110,965	198,465
Cambria W. Dunaway	34,281	—	34,281
Steven K. Lumpkin	100,000	110,965	210,965
Christopher Martin	5,959	57,168	63,127
David A. Pace	170,000	110,965	280,965
Allison Page	82,586	110,965	193,551
James C. Pappas	5,959	57,168	63,127
Nicole Miller Regan	75,000	110,965	185,965
Anddria Varnado	75,000	110,965	185,965

(1)
Reflects each director’s annual cash retainer, including additional fees for serving as Board or committee chair. Ms. Dunaway, Mr. Martin, Ms. Page, and Mr. Pappas each received a prorated amount of the annual cash retainer based on their partial year of service on the Board or as a committee chair.

(2)
Each director was awarded 16,415 RSUs in May 2024 (other than Ms. Dunaway, who retired from the Board in May 2024, and Mr. Martin and Mr. Pappas, who were each appointed in December 2024). The target value of this annual equity grant was $120,000 divided by the 30-day average share price of $7.31 to determine the number of shares granted. The fair value of such RSUs was computed in accordance with the guidance for accounting for stock compensation at the closing price on the date of grant of $6.76 per share. The target value of Mr. Pappas’s and Mr. Martin’s annual equity grant was $120,000, prorated based on the appointment date of December 3, 2024, and divided by the 30-day average share price of $5.32 to determine the number of shares granted. The fair value of these RSUs was computed in accordance with the guidance for accounting for stock compensation at the closing price on the date of grant of $5.41 per share. All such RSUs are subject to vesting in full on the later of (x) fifty weeks following the date of grant and (y) the Company’s next annual meeting of stockholders, in accordance with the 2024 Plan.
As of the end of the fiscal year 2024, the aggregate number of options and RSUs outstanding for each then non-employee director is set forth below. Note that the Company has not utilized stock option grants as compensation for its non-employee directors since 2016. Options are considered outstanding until exercised and RSUs are considered outstanding until vested and settled in shares of Company stock.
Directors	Options	Restricted Stock Units
Anthony S. Ackil	—	16,415
Thomas G. Conforti	—	16,415
Steven K. Lumpkin	5,000	16,415
Christopher Martin	—	10,567
David A. Pace(1)	—	16,415
Allison Page	—	16,415
James C. Pappas	—	10,567
Nicole Miller Regan	—	16,415
Anddria Varnado	—	16,415

(1)
Does not include 18,834 RSUs that have vested but are deferred.

Director Stock Ownership Guidelines
The Compensation Committee has stock ownership guidelines in place for non-employee directors that require non-employee directors to own Company securities with a cumulative cost basis of at least five times the director’s annual cash retainer (excluding chair or committee retainer fees). Based on the current annual retainer for non-employee directors, that dollar amount is $375,000. The value of each director’s holdings is based on the value of securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including RSUs and vested in-the-money options, are credited toward the guidelines. New non-employee directors have five years from the time the director joins the Board to reach the minimum ownership threshold. Non-employee directors may not sell, transfer, or otherwise dispose of common stock that would decrease such director’s cumulative cost basis below the ownership guideline amount. As of the annual measurement date, all directors were in compliance or on track to be in compliance with the guideline or have not sold any of their award shares during their tenure.

COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICERS
In this Compensation Discussion and Analysis, we provide an analysis and explanation of our executive compensation program and the compensation derived from this program by our “named executive officers.” For 2024, our named executive officers were:

•
G.J. Hart, former President and Chief Executive Officer1

•
Todd Wilson, Chief Financial Officer

•
Sarah Mussetter, Chief Legal Officer

•
Kevin Mayer, former Chief Marketing Officer2

•
Meghan Spuler, Chief People Officer

EXECUTIVE SUMMARY
Red Robin is committed to building long-term stockholder value. Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. This executive summary provides an overview of our fiscal 2024 performance, compensation actions, and compensation outcomes based on pay for performance alignment.
References to “2024” herein are to the Company’s fiscal year ended December 29, 2024.
2024 COMPANY OPERATIONAL AND PERFORMANCE HIGHLIGHTS
The last two years have been transformational years for our iconic brand. In 2023, the Company released its North Star five-point strategic plan designed to enhance the Company’s competitive positioning. Since then, the Company has made investments to strengthen operations and improve the quality of its food and hospitality, from introducing flat top grills, upgrading approximately 85% of the menu, and improving its service model, to taking prudent actions to improve its cost structure. In 2024, the Company began to see the benefits of these investments, with elevated guest satisfaction scores and Guest traffic trends sequentially improving in each quarter of the year, positioning it on the path to long-term success. Below are select 2024 accomplishments furthering our North Star strategy:
•
The Company completed the roll-out of its field leadership performance-based compensation program that includes a base salary plus a performance bonus linked to restaurant-level operating profit, which the Company expects to drive an ownership mentality and meaningful results in traffic, sales, and profitability consistent with the Company’s financial plans.

•
The Company introduced a new marketing plan that includes digital, loyalty, social and earned marketing efforts as well as “appointment dining” promotions to drive incremental traffic on days of the week that are less busy, provide opportunities to upsell additional items, and drive in-restaurant traffic allowing guests to fully experience our food quality and hospitality upgrades.

•
The Company launched a revamped Red Robin Royalty program that allows guests to earn rewards faster and encourages more frequent visitation. At the end of 2024, the Red Robin Royalty program had almost 15 million members, and we believe this was, and will continue to be, a key driver of our improved traffic.

•
The Company delivered strong Relative Guest Traffic, as reported by Black Box Intelligence, an independent third party. The Company was in the top 60th percentile change in guest traffic as compared to 70 other restaurant brands in the casual dining segment versus the prior year.

1
Mr. Hart served as our President and Chief Executive Officer through 2024, departing the Company in April 2025.

2
Mr. Mayer served as our Chief Marketing Officer through 2024, departing the Company in February 2025.

2024 COMPENSATION ACTIONS
Our incentive programs demonstrate our commitment to a pay for performance compensation philosophy. In 2023, the Compensation Committee did not make any year over year adjustments to base salary, short-term incentive targets, or long-term incentive targets for our named executive officers. In 2024, the Compensation Committee made limited year over year adjustments, taking the compensation actions described below.
Base Salary
The Compensation Committee made year over year market adjustments to the base salaries of the following named executive officers in 2024:
•
Ms. Mussetter received a base salary increase from $410,000 to $420,000, effective March 1, 2024; and

•
Mr. Wilson received a base salary increase from $425,000 to $475,000, effective July 15, 2024.

Short-Term Performance-Based Incentive
In 2024, Adjusted EBITDA remained the primary measure of our short-term incentive (STI) program, at 85% weighting (with 60% based on annual Adjusted EBITDA and 25% based on a cumulative quarterly Adjusted EBITDA). Relative Guest Traffic (percent change in guest traffic of comparable restaurants in the casual dining segment versus the prior year, as reported by Black Box Intelligence, an independent third party) replaced achievement of G&A Expenses for the remaining 15% weighting. Additionally, in 2024, the STI offered a “kicker” of up to an additional 25% of target STI award if annual Adjusted EBITDA is equal to or greater than 120% of target.
Individual targets are based on market competitiveness, individual performance, and growth in roles, and serve to increase stockholder alignment and increase the portion of “at risk” pay. In 2024, the Compensation Committee approved increases to the STI target value for the following named executive officer:
•
Mr. Hart’s annual STI target as a percentage of salary increased from 100% to 135%.

Long-Term Performance-Based Incentive
In 2024, the structure of our long-term incentive (LTI) program opportunities for our named executive officers again consisted of performance stock units (PSUs) (50% weight) and RSUs (50% weight). The LTI program continued to use relative TSR as a pre-established performance target for a three-year cumulative performance period.
Individual targets are based on market competitiveness, individual performance, and growth in roles, and serve to increase stockholder alignment, increase the portion of “at risk” pay, and enhance retention. In 2024, the Compensation Committee approved increases to the LTI target value for the following named executive officer:
•
Mr. Wilson’s annual LTI target as a percentage of salary increased from 120% to 150%.

2024 EXECUTIVE COMPENSATION OUTCOMES
Consistent with our commitment to a pay for performance compensation philosophy, based on 2024 performance, the Compensation Committee:
✓
Approved a payout under the annual STI program of 26.64% of the target. While the Company achieved payouts for relative guest traffic growth and Q1 Adjusted EBITDA, it did not achieve the primary threshold goal for Annual Adjusted EBITDA.

1.
Annual Adjusted EBITDA (60% weight): performance achievement resulted in an award of 0% of target.

2.
Quarterly Adjusted EBITDA (25% weight, broken out into 6.25% per quarter): performance achievement resulted in an award of 90.29% of target for Q1 and 0% of target for Q2, Q3, and Q4.

3.
Relative Guest Traffic (15% weight): performance achievement, based upon the percentage change in guest traffic of comparable restaurants in the casual dining segment versus the prior year, as reported by Black Box Intelligence, an independent third party, resulted in an award of 140% of target.

✓
Approved a 0% payout of the PSU award for the 2022-2024 performance period, as relative TSR performance was below the 25th percentile of the 11-Company Peer-Group.

✓
Made no adjustments to in-progress and outstanding STI and LTI awards.

See “Compensation Discussion and Analysis—Key Components of our Executive Compensation Program—Incentive-Based Compensation” for further information on the annual performance based and long-term incentive based programs.

COMPENSATION PHILOSOPHY
COMPENSATION PHILOSOPHY
Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. It encourages our executive officers to think and act like owners, because they are owners and as such are compensated in significant part based on the performance of the Company.
PAY OBJECTIVES
Our compensation objectives are designed to link incentives and rewards with current and long-term sustained achievement of these goals:
•
Attracting, retaining, and motivating the best possible executive talent with the experience and leadership skills capable of driving performance and top- and bottom- line growth in sales and profitability;

•
Creating value for our stockholders by linking executive compensation to the achievement of measurable corporate objectives; and

•
Paying for superior results through a program that incentivizes and rewards achievement of both short-term and long-term organizational and functional objectives with a mix of compensation elements that place a significant portion of cash and equity compensation at risk.

PAY FOR PERFORMANCE ALIGNMENT
Our compensation program is designed to pay for performance and is comprised of performance-based STI and LTI awards. Such compensation varies in value and is at-risk of forfeiture or reduced payout if performance goals are not achieved or our stock price declines. Performance metrics used for the annual and LTI programs are reviewed and approved by the Compensation Committee. RSUs vest ratably over multiple years, the value of which is dependent, in part, on the Company’s stock price. PSUs vest at the end of the three-year performance period only to the extent the Company achieves certain Relative Total Shareholder Return goals.
COMPENSATION DECISION PROCESSES
OVERVIEW
✓
Executive compensation decisions are made by our Compensation Committee, which is comprised solely of independent directors.

✓
When making compensation decisions, our Compensation Committee receives input from its independent compensation consultant and recommendations from our CEO for the CEO’s direct reports. Our Compensation Committee reviews benchmarking data of a peer group of restaurant companies as one input into the pay decision process. Other factors that influence pay decisions include, but are not limited to Company performance, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, succession planning, and retention.

COMPENSATION SETTING
The Compensation Committee approves target total direct compensation levels for named executive officers by establishing base salaries and setting annual and long-term incentive compensation targets. The Company makes pay decisions based on a variety of factors, including:
•
Company performance

•
Company strategy and alignment of incentives

•
Benchmarking data from our restaurant peer group for target total direct compensation (base salaries, STIs, and LTIs), based on disclosure in peer proxy statements and other applicable survey data

•
Individual performance, skill set, and areas of responsibility relative to the market data

•
Compensation relative to other executive officers in the Company

•
Advice from the Compensation Committee’s independent compensation consultant

•
The CEO’s recommendations with respect to the compensation of the executives who report directly to the CEO, including the other named executive officers

•
Management succession planning and retention

•
Results of the Company’s say-on-pay advisory votes in prior years

CONSIDERATION OF PRIOR SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
At our 2024 annual meeting of stockholders, over 86% of votes were cast to approve the advisory “say on pay” vote on the 2023 compensation of our named executive officers. For the five prior consecutive years, the Company has received over 90% support for the annual “say on pay” proposal. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2024 and will continue to do so in future executive compensation policies and decisions. We regularly engage with our stockholders and this engagement provides valuable insight that informs the work of both management and the Board, including in the areas of executive compensation. See “Proxy Summary—Stockholder Engagement” for more discussion about our engagement with our stockholders, including Company participants and topics covered.
We hold our advisory “say on pay” vote annually. Stockholders vote once every six years, on an advisory basis, on the frequency of the say-on-pay vote, which can be every one year, two years or three years. At our 2023 annual meeting of stockholders, over 95% of votes cast were in favor of continuing an annual vote. Based on these results, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on frequency, which we expect to occur at our 2029 annual meeting.
BENCHMARKING
Restaurant Peer Group
Our benchmarking group contains restaurant peer companies that were selected and approved by the Compensation Committee upon the recommendation of management and the Compensation Committee’s independent compensation consultant and are based on their similarity to us with respect to several criteria, including revenue, market cap, and business model. At the time of selection, the Company’s revenues were situated at approximately the median of the benchmarking group. The peer group used for 2024 consisted of the 18 restaurant companies identified below.
Peer Group
BJ’s Restaurants, Inc.	Dine Brands Global, Inc.
Bloomin’ Brands, Inc.	El Pollo Loco Holdings, Inc.
Brinker International, Inc.	Fiesta Restaurant Group, Inc.*
Carrols Restaurant Group, Inc.	First Watch Restaurant Group, Inc.
The Cheesecake Factory Incorporated	Jack in the Box Inc.
Chuy’s Holdings, Inc.	Papa John’s International, Inc.
Cracker Barrel Old Country Store, Inc.	Portillo’s Inc.
Dave & Buster’s Entertainment, Inc.	Texas Roadhouse, Inc.
Denny’s Corporation	The Wendy’s Company

*
Fiesta Restaurant Group, Inc. was acquired during 2023, but it was included in our peer group pay study for compensation benchmarking prior to its acquisition.

The Compensation Committee uses competitive compensation data from the annual total compensation study of peer and other restaurant companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also factors such as Company performance, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, succession planning, and retention.
For 2025 compensation benchmarking, the Compensation Committee revised its peer group, removing (i) Carrols Restaurant Group, Inc., (ii) Chuy’s Holdings, Inc., and (iii) Fiesta Restaurant Group, Inc., and adding (i) Potbelly Corporation and (ii) The ONE Group Hospitality, Inc., resulting in a peer group consisting of 17 restaurant companies.
INDEPENDENT COMPENSATION CONSULTANT
In 2024, Meridian Compensation Partners, LLC (“Meridian”) again served as the Compensation Committee’s independent compensation consultant. The independent compensation consultant assists with the Compensation Committee’s annual review of our executive compensation programs, cash and equity compensation practices, ongoing development of our executive compensation philosophy, and acts as an advisor to the Compensation Committee on compensation matters as they arise. The compensation consultant also advises the Compensation Committee on compensation for the Board of Directors. The Compensation Committee evaluated Meridian’s independence as its compensation consultant by considering each of the independence factors adopted by Nasdaq and the SEC. Based on such evaluation, the Compensation Committee believes no conflict of interest exists that would prevent Meridian from independently representing the Compensation Committee.
RISK MITIGATION
The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking. The Compensation Committee concluded that our pay programs do not encourage unnecessary or excessive risk taking. The factors considered by the Compensation Committee include:
•
the general design philosophy of our compensation policies and practices for employees whose behavior would be most affected by the incentives established by our compensation policies and practices, as such policies and practices relate to or affect risk taking by employees on our behalf, and the manner of their implementation;

•
our risk assessment and incentive considerations in structuring our compensation policies and practices or in awarding and paying compensation;

•
how our compensation policies and practices relate to the realization of risks resulting from the actions of employees in both the short term and the long term;

•
our policies regarding adjustments to our compensation programs and practices to address changes in our risk profile; and

•
material adjustments we have made to our compensation policies and practices as a result of changes in our risk profile.

The Compensation Committee believes it has mitigated unnecessary risk taking in both the design of the compensation plans and the controls placed upon them because:
•
payouts under our STI and LTI compensation plans are capped at 200% of target;

•
payouts under PSUs with relative TSR performance metric are capped at the target grant amount if Company TSR is negative;

•
LTIs feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors;

•
the Compensation Committee has the ability to reduce payouts under our incentive compensation plans in its discretion;

•
executives are subject to robust stock ownership guidelines;

•
executives are subject to anti-hedging and anti-pledging policies with respect to our common stock;

•
The Company has a robust Clawback Policy for the return of incentive-based compensation in the event of a financial restatement

•
the performance goals under our incentive programs relate directly to the business plan approved by the Board of Directors; and

•
appropriate balance between our annual operating achievements and longer-term value creation, with a particular emphasis on longer-term value creation for our executives.

The Compensation Committee completes this evaluation annually. Accordingly, based upon the foregoing, the Company believes the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

2024 EXECUTIVE COMPENSATION
OVERVIEW
Our 2024 executive compensation program was comprised of three primary elements: (i) base salary, (ii) STI opportunity for an annual performance-based cash award, and (iii) LTI opportunity that consists of RSUs that vest ratably over three years and PSUs that cliff vest at the end of a three-year performance period if the Company achieves the applicable performance metrics. We believe the metrics used for both the STI and the LTI drive stockholder value. The goals for our incentive opportunities are linked to the Company’s financial and strategic business plans, as well as to stockholders through the use of TSR.
By design, “at-risk” pay (incentive pay subject to forfeiture or partial or complete loss of value) comprised approximately 84% of total target compensation for G.J. Hart, our former CEO, and 62% of total target compensation for the other named executive officers who were employed at the end of the year as a group. The charts below reflect the portion of our named executive officers’ 2024 total target compensation that is considered at-risk.
Former CEO
Other Named Executive Officers
Our pay for performance compensation is further demonstrated in actual 2024 compensation for named executive officers:
•
The Company did not achieve target performance under the STI plan, and accordingly, our named executive officers earned a 26.64% payout of the STI.

•
The Company did not achieve threshold performance for the three-year 2022-2024 PSU performance cycle, and accordingly, our named executive officers did not earn a payout for 50% of the LTI award.

•
The 2024 LTI award links a substantial portion of our named executive officers’ compensation directly to shareholder return with 50% comprised of PSUs that vest based on relative TSR and are completely at-risk and subject to a capped payout if Company TSR is negative following a three year 2024-2026 PSU performance cycle.

•
No adjustments were made to in-progress and outstanding STI and LTI awards.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Base Salary
Base salary provides a minimum level of remuneration to our named executive officers for their efforts. The Compensation Committee sets base salaries for our executives to reflect the scope of each executive’s responsibilities, experience, and performance. The Compensation Committee reviews base salaries annually as part of the benchmarking process and adjusts them from time to time to account for relevant factors such as peer compensation practices, market competitiveness, the Company’s performance, individual contributions, tenure and growth in roles, retention, and internal equity. The Compensation Committee also considers the CEO’s evaluation of each executive’s performance and reviews the CEO’s salary recommendations for our executives.
Incentive-Based Compensation
Short-Term Incentive Opportunity. Our STI is an annual performance-based cash incentive that is intended to reward certain employees, including named executive officers, for achieving annual financial performance and strategic goals that drive long-term, sustained creation of stockholder value. The Compensation Committee determines the STI opportunity and goals with reference to the annual portion of our multi-year strategic plan. The annual performance metrics are financial-based measures and strategic objectives that the Compensation Committee believes are aligned with our strategy. The Compensation Committee continually evaluates the measures against which we gauge our performance and may incorporate additional or alternative metrics to incentivize executives to achieve appropriate performance targets and respond to industry changes or market forces.
The Compensation Committee approves payouts earned under the STI after reviewing actual results following each fiscal quarter (for the applicable portion of the STI) and following the end of the year. The corresponding dollar payout value varies up or down depending on the actual performance level versus threshold, target, and maximum goals that are set at the beginning of the year. The Compensation Committee sets the payout ranges each year based on performance expectations and other factors. We believe our performance goals require “stretch” achievement and encourage superior performance. No payouts are earned if the threshold goals are not achieved. The Compensation Committee may also use various factors to exercise negative discretion when evaluating performance for purposes of awarding annual incentive compensation.
Long-Term Incentive Opportunity. Our LTI consists of annual equity incentive grants designed to reward longer-term objectives over a period of several years and increase stockholder value, as well as to promote retention. The Compensation Committee determines the LTI grants for the executive officers, including the named executive officers, by reviewing peer group market data analysis from its compensation consultant, impact of share usage and affordability, internal equity, and recommendations from the CEO, among other factors.
The 2024 LTI grants for named executive officers consisted of a mix of equity awards payable in RSUs (50%) and PSUs (50%). These awards are designed to focus management on our strategy of driving consistent, sustainable, achievement of long-term goals, both incrementally and over long performance periods. The annual granting of multi-year performance compensation is designed to ensure the execution of our evolving strategic plan, consider appropriate risks and returns, and allow for initiatives that span several fiscal years. The PSUs granted as part of the LTI grants in 2024 have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group. The Compensation Committee believes the current mix of service-based and performance-based incentives aligns the interests of executive officers with our stockholders and was appropriate for 2024. In 2024, the RSUs were granted in March under the Red Robin Gourmet Burgers, Inc. 2017 Performance Incentive Plan, as amended (the “2017 Plan”) and the PSUs were granted in May under the Red Robin Gourmet Burgers, Inc. 2024 Performance Incentive Plan (the “2024 Plan”) following approval by stockholders.

Employee Benefits
We also provide certain other customary retirement and health and welfare benefits and other ancillary compensation to executives, which are generally in line with those offered to other groups of our employees, and which comprise a modest portion of our named executive officer compensation.
Modest Perquisites
We offer a limited number of modest perquisites to our named executive officers, including a phone allowance and in-restaurant meal discounts. In addition, where appropriate, we offer usual and customary relocation expense reimbursements including related tax reimbursements on relocation. We review the perquisites we offer to our executives and compare them to those offered by our competitors from time to time.
Other Awards
On occasion, the Compensation Committee may provide cash or equity sign-on bonuses or inducement grants to named executive officers as a material component of a new hire’s employment compensation. These awards are intended to attract talented, experienced executives to join and remain with the Company. Generally, these awards are used to incentivize candidates to leave their current employers or to offset the loss of unvested compensation they may forfeit as a result of leaving their current employers. There were no awards that met this criteria in 2024.
SUMMARY OF 2024 COMPENSATION ACTIVITY
Base Salary
Named executive officer base salaries for 2024 and 2023 are set forth below (amounts are annualized for partial service years). As shown below, the Compensation Committee made year over year market adjustments to the base salary of our Chief Financial Officer and our Chief Legal Officer. The Compensation Committee did not make year over year adjustments to the base salary of our other named executive officers.
Named Executive Officer	2024 Salary	2023 Salary	% Change
G.J. Hart	1,000,000	1,000,000	—
Todd Wilson	475,000	425,000	11.8
Sarah Mussetter	420,000	410,000	2.4
Kevin Mayer	425,000	425,000	—
Meghan Spuler	375,000	375,000	—
Incentive-Based Compensation
Short-Term Incentive Opportunity. Our STI is an annual performance-based cash incentive. Under the 2024 STI, named executive officers were eligible to receive a cash incentive equal to a percentage of their annual base salary if certain performance measures were met. The STI was based on the following three performance measures: Annual Adjusted EBITDA (60% weight), Quarterly Adjusted EBITDA (25% weight) and Relative Guest Traffic (15% weight).
Annual Adjusted EBITDA (60% weight). The Annual Adjusted EBITDA performance measure consists of earnings before interest, taxes, depreciation, and amortization (“EBITDA”), which may be adjusted in accordance with the 2017 Plan to remove the effect of any one or more of the following: equity compensation expense under ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring, or infrequent in occurrence and is referred to herein as “Adjusted EBITDA.”
The Compensation Committee selected Adjusted EBITDA as a measure because it captures our operating results without reflecting the impact of decisions related to our growth, non-operating factors, and other matters. The Compensation Committee believes the 2024 Adjusted EBITDA goals were rigorous and demonstrated our commitment to a pay for performance philosophy.
Quarterly Adjusted EBITDA (25% weight). The Quarterly Adjusted EBITDA performance measure is calculated using Adjusted EBITDA, except on a quarterly year-to-date (cumulative) basis (6.25% weight for each quarter, totaling 25%).
Potential payout amounts for the Adjusted EBITDA metric under the 2024 STI ranged from 0% to 200% of the executive’s target opportunity based on achievement as shown in the tables below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation. The maximum payout for each Quarterly Adjusted EBITDA performance period was 100%, with a year-end “true-up” if the Annual Adjusted EBITDA exceeded 100% of the target.
Annual Adjusted EBITDA Target and Payout Scale
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target
Minimum	80%	25%
Target	100%	100%
Maximum	120%	200%
Quarterly Adjusted EBITDA Target and Payout Scale
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target
Minimum	80%	25%
Target	100%	100%
Relative Guest Traffic (15% weight). Relative Guest Traffic is the percentage change in guest traffic of comparable restaurants versus the prior year. The Relative Guest Traffic performance metric is determined by comparing the Company’s Guest Traffic percentage change during fiscal 2024 (as compared to the comparable 52 weeks of 2023) to the weighted average Guest Traffic percentage change in the casual dining segment (all cuisines) as reported by Black Box Intelligence, an independent third party, for Red Robin’s fiscal 2024 (“Black Box Guest Traffic”). There were 70 casual dining restaurant brands represented in the Black Box Intelligence casual dining guest traffic benchmark as of the measurement date.
Potential payout amounts for the Relative Guest Traffic metric under the 2024 STI ranged from 0% to 200% of the executive’s target opportunity based on achievement as shown in the table below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation.
Relative Guest Traffic
Percentile Ranking		Payout as a % of Target
Minimum	25%	25%
Target	50%	100%
Maximum	75%	200%
Actual Payout. In 2024, the Annual Adjusted EBITDA performance achievement resulted in an award of 0% of target, as shown below. The cumulative Quarterly Adjusted EBITDA performance achievement resulted in an award of 90.29% of target for first quarter and 0% of target for the second, third, and fourth quarters, as shown below (in thousands, except percentages). The year end kicker was not achieved, as the Annual Adjusted EBITDA performance was below target.
Company Performance	Q1 Adjusted EBITDA	Q2 Adjusted EBITDA (cumulative)	Q3 Adjusted EBITDA (cumulative)	Q4 Adjusted EBITDA (cumulative)	Annual Adjusted EBITDA / Year-End Kicker
Goal	$12,023	$30,512	$43,801	$70,041	$70,041
Actual*	$11,712	$21,378	$26,095	$38,463	$38,463
Achievement (% of Target)	97.41%	70.06%	59.58%	54.91%	54.91%
Award (% of Target award)	90.29%	0%	0%	0%	0%

*
See our annual report on Form 10-K for the fiscal year ended December 29, 2024 for a description of Adjusted EBITDA, with the above measure excluding a $0.5 million benefit of an excess bonus reserve reversal in the first quarter of fiscal 2024, as approved by the Compensation Committee.

The Company’s Relative Guest Traffic ranked 42nd among the 70 restaurant brands in the casual dining segment, equating to a percentile ranking of 60th percentile Relative Guest Traffic. This performance achievement resulted in an award of 140% of target. The combined performance achievement of Annual EBITDA, Quarterly EBITDA, and Relative Guest traffic resulted in an STI award equal to 26.64% of target.
Each of our named executive officers has a target annual incentive opportunity expressed as a percentage of the executive’s salary and is set based on, among other factors, market and peer comparisons, and internal equity. The target and actual amounts of our annual performance-based cash incentives paid to our named executive officers in March 2025 for 2024 performance are as follows:
Named Executive Officer	2024 Annualized Salary	Target (% of Salary)	$ Amount at Target	2024 Actual Payout (26.64% of Target)
G.J. Hart	$1,000,000	135%	$1,350,000	$359,682
Todd Wilson	$475,000	75%	$356,250	$94,917
Sarah Mussetter	$420,000	60%	$252,000	$67,141
Kevin Mayer	$425,000	60%	$255,000	$67,940
Meghan Spuler	$375,000	60%	$225,000	$59,947
2024 Long-Term Incentive Opportunity. The 2024 annual LTI grants made to our named executive officers consisted of 50% payable in PSUs and 50% payable RSUs. The chart below sets forth the 2024 target LTI award values for each of our named executive officers:
Named Executive Officer	Total Long-Term Incentive Target Value ($)	Target (% of Actual Salary)	Performance-Based Restricted Stock Units ($)	Time-Based Restricted Stock Units ($)
G.J. Hart	$4,000,000	400%	$2,000,000	$2,000,000
Todd Wilson	$712,500	150%	$356,250	$356,250
Sarah Mussetter	$441,000	105%	$220,500	$220,500
Kevin Mayer	$297,500	70%	$148,750	$148,750
Megan Spuler	$262,500	70%	$131,250	$131,250
The amounts listed in the table above represent the target intended value of the grant and amounts may differ from the accounting values provided in the Summary Compensation Table below primarily due to our use of a 30-day average share price for purposes of converting the target dollar amounts into the number of shares subject to each grant. See the Grants of Plan-Based Awards table for the number of shares underlying the 2024 grants of RSUs and PSUs for our NEOs.
Time-Based Restricted Stock Units. The RSUs granted in 2024 vest ratably over three years on each anniversary of the date of grant, which is designed to encourage retention and align incentives with longer-term value creation for stockholders.
Performance-Based Restricted Stock Units. The PSUs granted as part of the 2024-2026 LTI grants have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group. The potential payout amounts ranged from 0% to 200% of the executive’s target opportunity based on TSR performance relative to the peer group, as shown in the table below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation.
2024-2026 Payout Scale
% of Peer Group		Payout as a % of Target
Below minimum	<25%	0%
Minimum	25%	25%
Target	50%	100%
Maximum	75%	200%
2022-2024 Long-Term Performance-Based Incentives. At the end of 2024, the Company completed a three-year performance cycle for the long-term incentive portion of the LTI plan. The performance period covered fiscal years 2022 through 2024, and the amount payable in respect of that cycle was based on the Company’s TSR relative to a 14-company performance peer group. This 14-company performance peer group became an 11-company peer group, as two of the peer companies, Fiesta Restaurant Group and Ruth’s Hospitality, were acquired in 2023, and a third peer company, Chuy’s Holdings, Inc., was acquired in 2024. Relative TSR is a key metric to measure management performance to create stockholder value. We believe this chosen metric supports our management team’s alignment with stockholders. Further, we believe the below target payouts (or lack of payout) demonstrate our strong commitment to a pay for performance philosophy. During the three-year performance period commencing on March 21, 2022 and ending on December 29, 2024, no payout was earned due to the relative performance of the Company, as compared to the peer group, and our named executive officers earned a 0% payout, as reflected in the tables below.
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR	Percentile Rank
Red Robin TSR	$16.43	$5.36	$0.00	-67.4%	14.0%
Beginning Stock Price: 30-day average on 03/21/2022
Ending Stock Price: 30-day average stock price on 12/29/2024

Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR
Biglari Holdings, Inc.	$147.02	$238.87	$0.00	62.5%
BJ’s Restaurants, Inc.	$28.50	$36.02	$0.00	26.4%
Bloomin’ Brands, Inc.	$22.16	$12.51	$2.34	-33.0%
Brinker International, Inc.	$37.33	$130.66	$0.00	250.0%
Cracker Barrel Old Country Store, Inc.	$122.79	$53.06	$12.20	-46.9%
Dave & Buster’s Entertainment, Inc.	$41.17	$31.47	$0.00	-23.6%
Denny’s Corporation	$14.75	$6.14	$0.00	-58.4%
Dine Brands Global, Inc.	$75.12	$31.68	$5.61	-50.4%
Noodles & Company	$6.61	$0.69	$0.00	-89.6%
Texas Roadhouse, Inc.	$83.76	$188.78	$6.02	132.6%
The Cheesecake Factory, Inc.	$38.06	$49.41	$2.97	37.6%
Peer Group TSR Percentile Ranking
25th Percentile	-50.4%
Median	-23.6%
75th Percentile	62.5%
Deductibility of Executive Compensation
The Compensation Committee considers the tax impacts of material elements of our executive compensation program. These factors alone do not drive our compensation decisions, but rather they are considered along with other factors such as the cash and non-cash impact of the program, and whether the program is consistent with our compensation objectives. Historically, the Compensation Committee had generally structured our executive compensation in a manner designed to qualify for deductibility under the performance-based compensation exception from the limitation otherwise applicable under Section 162(m) of the Internal Revenue Code. The performance-based compensation exception has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our named executive officers in excess of $1 million is generally not deductible. Due to ambiguities and uncertainties in the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of potential transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, while we consider deductibility as one factor in determining executive compensation, in some cases we may decide it is either not possible or desirable to satisfy all of the conditions of Section 162(m) for deductibility and still meet our compensation needs. Accordingly, we may pay compensation that is not deductible under Section 162(m) from time to time.

GOVERNANCE OF EXECUTIVE COMPENSATION
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if TSR is negative

✓
Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of incentive-based compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices are appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

Executive Stock Ownership Guidelines
The Compensation Committee believes that executive stock ownership requirements increase alignment of executive interests with those of stockholders with respect to long-term ownership risk. The guidelines require executive officers to achieve during the term of the executive’s employment a dollar value of Company’s securities based on a multiple of base salary. The current ownership guidelines require our CEO to own five times base salary and our other executive officers to own three times base salary. Pursuant to the guidelines, the value of the executive’s holdings is based on the value of Company securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including RSUs, earned but unvested PSUs, and vested in-the-money options, are credited toward the guidelines. The executive officers have five years to achieve the guidelines from their effective date of employment or promotion date. An executive officer may receive additional time to achieve their minimum requirement if the officer’s requirement is increased, calculated based on the additional incremental amount, and the Compensation Committee may otherwise exercise discretion in extending the time for compliance in other circumstances. As of the annual measurement date, all named executive officers were in compliance or on track to be in compliance with the guidelines.

Compensation Clawback Policy
In 2023, the Board adopted a new clawback policy in accordance with Nasdaq Listing Rule 5608 regarding recovery of erroneously awarded compensation, which supersedes the prior clawback policy. This policy requires the Company’s executive officers and certain other key employees to return incentive-based compensation, including equity and cash awards, paid to them in the event of any accounting restatement due to the Company’s material non-compliance with financial reporting requirements under applicable securities laws. In the event of such accounting restatement, the Company will recover, in accordance with the policy, the amount of incentive-based compensation received by the individual that exceeds the amount of incentive-based compensation that otherwise would have been received by the individual had it been determined based on the restated amounts.
Anti-Hedging Policy
The executive officers and directors are prohibited from engaging in any hedging transactions with respect to the Company’s securities, including, without limitation, through the use of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Anti-Pledging Policy
Executive officers and directors are prohibited from making pledges of Company securities as collateral for a loan, or otherwise holding Company securities in a margin account.
Insider Trading Policy
The Company has an Insider Trading Policy that governs the purchase, sale and other transactions of the Company’s securities by directors, officers, and other covered persons. The Insider Trading Policy is designed to promote compliance with the securities laws, to prevent insider trading or even the appearance of insider trading, to establish a process for trading in Company securities, and to promote integrity and ethical conduct by the Company and those covered by the Insider Trading Policy. The Insider Trading Policy requires persons covered by the policy and their family members to obtain pre-clearance prior to engaging in any transactions of Company securities. The Insider Trading Policy also prohibits a non-employee director and executive officer from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Executive Employment Agreements
The Company is or was a party to an employment agreement or offer letter with each of our named executive officers, as described below under “Executive Employment Agreements.” These agreements provide for or provided for severance payments upon certain terminations of employment. The Compensation Committee believes the terms of these executive employment agreements together with the Executive Severance Plan (as defined below) are in line with market standards and are an important means to allow management to continue to focus on running the business of the Company in the event of a pending or actual change in control event or other event potentially affecting their employment. More detailed information concerning these severance payments appears below under the caption “Potential Payments upon Termination or Change in Control.”

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2024.
Submitted by the members of the Compensation Committee:
Anthony S. Ackil (current member and Chair until April 24, 2025)
David A. Pace (member until April 24, 2025)
Allison Page
Anddria Varnado (Chair effective April 24, 2025)

2024 EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to the Company in all capacities by our former principal executive officer, principal financial officer, and each of our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2024 (collectively, the named executive officers), for fiscal years 2022 through 2024:
Name and Principle Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
G.J. Hart, former President and Chief Executive Officer	2024	1,000,000	—	4,120,765	—	359,682	6,690	5,487,137
	2023	1,019,231	250,000	5,827,592	—	1,301,170	65,453	8,463,446
	2022	303,846	250,000	1,699,252	—	100,000	800,982	3,154,080
Todd Wilson, Chief Financial Officer	2024	448,077	—	734,002	—	94,917	16,648	1,293,644
	2023	433,173	—	742,990	—	414,749	177,683	1,768,595
	2022	57,212	125,000	344,094	—	—	449	526,755
Sarah Mussetter, Chief Legal Officer	2024	418,313	—	454,308	—	67,141	18,955	958,717
	2023	417,885	—	627,197	—	320,088	9,353	1,374,523
	2022	26,808	115,000	139,336	—	—	182	281,326
Kevin Mayer, former Chief Marketing Officer	2024	425,000	—	306,470	—	67,940	115,710	915,120
	2023	286,058	100,000	315,697	—	226,239	26,255	954,249
Meghan Spuler, Chief People Officer	2024	375,000	—	270,415	—	59,947	18,256	723,618

(1)
Amounts under Salary represent base salary earned in fiscal year 2024, which has 52 weeks.

(2)
Amounts under Stock Awards represent the aggregate grant date fair value of RSUs and PSUs awarded, computed in accordance with the accounting guidance for accounting for stock compensation. See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 29, 2024 for descriptions of the methodologies and assumptions we used to value RSUs and PSUs. See “Outstanding Equity Awards at 2024 Fiscal Year-End” below for a listing of RSU and PSU awards outstanding for each named executive officer as of December 29, 2024. With respect to the PSUs, where the number of shares ultimately issued is based upon the achievement of Relative TSR at the end of a three-year performance period, the target number of shares is used for the purpose of the above table. Assuming the maximum level of performance is achieved, and the payout is 200% of target, the grant date fair value of the PSU awards would be: Mr. Hart—$4,984,938; Mr. Wilson—$887,934; Ms. Mussetter—$549,588; Mr. Mayer—$370,740; and Ms. Spuler—$327,122.

(3)
Amounts under “Non-Equity Incentive Plan Compensation” column represent the amount earned under the STI in fiscal year 2024, even though it is paid in the immediately following year.

(4)
Amounts under “All Other Compensation” for fiscal year 2024 consist of the payments shown in the table below, paid to or on behalf of the named executive officers.

Name	Company Match Under 401(k) Plan ($)(1)	Relocation Expenses & Other Payments ($)(2)	Other ($)(3)	Total ($)
Mr. Hart	1,538	—	5,152	6,690
Mr. Wilson	13,467	—	3,181	16,648
Ms. Mussetter	14,125	—	4,830	18,955
Mr. Mayer	654	108,430	6,626	115,710
Ms. Spuler	14,073	—	4,183	18,256

(1)
Represents matching contributions on up to 3% of eligible compensation and 50% of the next 2% of eligible compensation in accordance with the Company’s 401(k) plan (subject to IRS limits and plan provisions).

(2)
Represents relocation expenses (including related travel and temporary housing and an additional gross-up in respect of any taxable portion of the relocation benefit) reimbursable by the Company pursuant to the executive’s employment agreement.

(3)
Amounts in this column consist of payments made to or on behalf of the executive for some or all of the following: monthly phone allowance, meal discounts (the amounts reported are valued at the incremental cost to the Company and are based on approximately 60% of the cost of the meal, which represents the average cost of goods and labor), long-term disability and life insurance (the value of the premiums paid by the Company on behalf of the named executive officer), Health Savings Account contribution match, and leadership conference and/or other corporate event allowance where named executive officers were permitted and encouraged to have spousal participation.

Grants of Plan-Based Awards
The following table provides information about plan-based equity awards and non-equity incentive plan awards granted to our named executive officers during 2024:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Hart		STI(1)	$337,500	$1,350,000	$2,700,000
	03/13/24	RSU(2)							239,808	$1,628,296
	05/23/24	PSU(3)				68,399	273,597	547,194		$2,492,469
Mr. Wilson		STI(1)	$89,063	$356,250	$712,500
	03/13/24	RSU(2)							42,715	$290,035
	05/23/24	PSU(3)				12,184	48,734	97,468		$443,967
Ms. Mussetter		STI(1)	$63,000	$252,000	$504,000
	03/13/24	RSU(2)							26,438	$179,514
	05/23/24	PSU(3)				7,541	30,164	60,328		$274,794
Mr. Mayer		STI(1)	$63,750	$255,000	$510,000
	03/13/24	RSU(2)							17,835	$121,100
	05/23/24	PSU(3)				5,087	20,348	40,696		$185,370
Ms. Spuler		STI(1)	$56,250	$225,000	$450,000
	03/13/24	RSU(2)							15,737	$106,854
	05/23/24	PSU(3)				4,489	17,954	35,908		$163,561

(1)
Amounts reflect potential annual cash incentive payouts to the named executive officer under the STI for 2024, the terms of which are summarized under “Summary of 2024 Compensation Activity—Incentive-Based Compensation—Short-Term Incentive Opportunity” above. Please refer to the “2024 Summary Compensation Table” for the actual cash-based incentive award earned under the STI for 2024.

(2)
Amounts reflect RSUs granted in 2024 under the 2017 Plan. Each RSU represents the contingent right to receive, upon vesting of the unit, one share of common stock. The units are scheduled to vest one-third on each of the first, second, and third anniversaries of the date of grant subject to continuing employment or service with the Company.

(3)
Amounts reflect the threshold, target, and maximum payout of PSUs granted in 2024 under the 2024 Plan. Each PSU represents the right to receive one share of common stock and will cliff vest at the end of the 2024-2026 three-year performance period, subject to continuing employment or service with the Company and the achievement of specific performance conditions. The number of shares ultimately issued could be 0% to 200% of target. The terms of the PSU are summarized under “Summary of 2024 Compensation Activity—Incentive-Based Compensation—2024 Long-Term Incentive Opportunity” above.

(4)
See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 29, 2024 for descriptions of the methodologies and assumptions we used to value stock awards pursuant to the guidance for accounting for stock compensation.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides information about outstanding equity awards held by each named executive officer as of December 29, 2024.
		Option Awards				Stock Awards
Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)(1)	Market Value Of Shares Of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(4)
Mr. Hart	9/13/2022					41,254	$222,359
	3/20/2023					123,570	$666,042
	3/20/2023							46,339	$249,767
	3/13/2024					239,808	$1,292,565
	5/23/2024							273,597	$1,474,688
Mr. Wilson	11/14/2022					15,131	$81,556
	3/20/2023					15,754	$84,914
	3/20/2023							5,908	$31,844
	3/13/2024					42,715	$230,234
	5/23/2024							48,734	$262,676
Ms. Mussetter	12/8/2022					6,345	$34,200
	3/20/2023							4,987	$26,881
	3/20/2023					13,299	$71,682
	3/13/2024					26,438	$142,501
	5/23/2024							30,164	$162,584
Mr. Mayer	5/8/2023					4,773	$25,726
	5/8/2023					4,866	$26,228
	5/8/2023							1,790	$9,648
	3/13/2024					17,835	$96,131
	5/23/2024							20,348	$109,676
Ms. Spuler	12/18/2023					3,306	$17,819
	3/13/2024					15,737	$84,822
	5/23/2024							17,954	$96,772

(1)
Represents the unvested portion of an RSU award that vests in substantially equal annual installments on the first, second, and third anniversaries of the grant date.

(2)
Represents the aggregate market value of the unvested RSUs based on a price of $5.39 per share, which was the closing price of our common stock on December 27, 2024, the last trading date of the 2024 fiscal year.

(3)
Represents unearned PSUs that cliff-vest at the end of a three-year performance period, with the number of shares determined based on achievement of performance goals (relative TSR). For the PSUs with a 2023 grant date, the performance period is March 2023 through December 2025. For the PSUs with a 2024 grant date, the performance period is May 2024 through December 2026. Reported shares reflect payout at threshold based on performance through December 29, 2024.

(4)
Represents the aggregate market value of the threshold payout of the unvested PSUs, based on a price of $5.39 per share, which was the closing price of our common stock on December 27, 2024, the last trading date of the 2024 fiscal year.

Option Exercises and Stock Vested
The following table contains information with respect to the named executive officers concerning option exercises and vesting of RSUs during fiscal year 2024:
	Option Awards		Stock Awards
Name	Number Of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number Of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
G.J. Hart	—	—	103,040	$547,836
Todd Wilson	—	—	23,010	$130,331
Sarah Mussetter	—	—	12,995	$79,957
Kevin Mayer	—	—	4,820	$37,500
Meghan Spuler	—	—	1,654	$7,972

(1)
Represents RSUs that vested during fiscal year 2024, but does not include RSUs that Mr. Hart received for his prior service as a non-employee director that vested during fiscal 2024. Values are based on the closing price of our common stock on the date of vesting.

EMPLOYMENT AGREEMENTS, SEPARATION ARRANGEMENTS, AND EXECUTIVE SEVERANCE PLAN
Executive Employment Agreements
David Pace Offer Letter. In connection with Mr. Pace’s appointment as President and Chief Executive Officer of the Company, Mr. Pace and the Company entered into an offer letter, dated April 24, 2025, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2025.
G.J. Hart (former President and Chief Executive Officer) Offer Letter. In connection with Mr. Hart’s appointment as President and Chief Executive Officer of the Company, Mr. Hart and the Company entered into an offer letter, dated July 13, 2022 (the “Hart Offer Letter”). The Hart Offer Letter provides for the following initial compensation: (i) an annual base salary of $1,000,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 100% of base salary; (iii) eligibility to participate in the Company’s long-term incentive plan with a target annual award value equal to $4.0 million: and (iv) a sign-on cash bonus of $500,000 that was paid in two installments in 2022 and 2023.
In connection with his appointment as the Company’s President and Chief Executive Officer, Mr. Hart received an inducement grant, effective September 13, 2022. The inducement grant consisted of (i) 123,762 PSUs that vest based upon both the level of the Company’s TSR performance relative to a peer group of its competitors over a three-year performance period as well as his continued service through the end of such performance period, and (ii) 123,762 RSUs, which will vest in three equal annual installments beginning on the first anniversary of the grant date. The inducement grant was made pursuant to Nasdaq Listing Rule 5635(c) and outside of the 2017 Plan, but the inducement grant is subject to all of the terms and conditions of the 2017 Plan as if such grant had been made under such plan.
Mr. Hart may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits in accordance with the Company’s historical and customary practices, and dining privileges at Company-owned restaurants to the same extent as other senior executive employees, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time.
Mr. Hart is subject to customary restrictive covenants in the Hart Offer Letter, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the 24 months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Upon the termination of Mr. Hart’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”).
Upon Mr. Hart’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) two times his base salary, payable during the 24-month period following the date of his termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated, payable when annual bonuses are regularly paid to similarly situated executives; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum payment in the amount of the cost of COBRA coverage for Mr. Hart and his eligible dependents for up to 18 months. Mr. Hart’s receipt of the severance benefits mentioned in this paragraph is subject to his execution and non-revocation of a waiver and release of claims in favor of the Company and its affiliates. Upon termination of employment for any reason, all of Mr. Hart’s unvested equity awards shall be forfeited.
The Company entered into a Separation and Transition Agreement with Mr. Hart in connection with the termination of his employment, without cause, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2025. Under the Separation and Transition Agreement, Mr. Hart is eligible to receive separate benefits that are consistent with or less than those provided under the Hart Offer Letter.
Todd Wilson Employment Agreement. In connection with Mr. Wilson’s appointment as Chief Financial Officer of the Company, Mr. Wilson and the Company entered into an employment agreement, dated November 3, 2022 (the “Wilson Employment Agreement”). The Wilson Employment Agreement provides for the following initial compensation: (i) an annual base salary of $425,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 75% of Mr. Wilson’s base salary (beginning in 2023); (iii) eligibility to participate in the Company’s LTI plan with a target annual award value equal to 120% of Mr. Wilson’s initial base salary (beginning in 2023); and (iv) a sign-on cash bonus of $125,000 paid in 2022.
In connection with his appointment as the Company’s Chief Financial Officer, Mr. Wilson received an inducement grant, effective November 14, 2022, of 45,395 RSUs, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The inducement grant was made pursuant to Nasdaq Listing Rule 5635(c) and outside of the 2017 Plan, but the inducement grant is subject to all of the terms and conditions of the 2017 Plan as if such grant had been made under such plan.
Mr. Wilson may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits of up to $200,000 (including an additional gross-up payment in respect of any taxable portion of his relocation benefit) in accordance with the Company’s historical and customary practices, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time.
Mr. Wilson is subject to customary restrictive covenants in the Wilson Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Upon the termination of Mr. Wilson’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”). Upon Mr. Wilson’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) a lump-sum payment equivalent to one times his base salary in effect immediately prior to termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to product of (x) the portion of monthly premiums of Mr. Wilson’s group health insurance, including coverage for Mr. Wilson’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Mr. Wilson’s receipt of the severance benefits mentioned in this paragraph is subject to his execution and non-revocation of a waiver and release of claims in favor of the Company and its affiliates. Upon termination of employment for any reason, all of Mr. Wilson’s unvested equity awards shall be forfeited.
Sarah Mussetter Employment Agreement. In connection with Ms. Mussetter’s appointment as Chief Legal Officer of the Company, Ms. Mussetter and the Company entered into an employment agreement, dated October 28, 2022 (the “Mussetter Employment Agreement”). The Mussetter Employment Agreement provides for the following initial compensation: (i) an annual base salary of $410,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 60% of Ms. Mussetter’s base salary (beginning in 2023); (iii) eligibility to participate in the Company’s LTI plan with a target annual award value equal to 105% of Ms. Mussetter’s initial base salary (beginning in 2023); and (iv) a sign-on cash bonus of $115,000 paid in 2022.
In connection with her appointment as the Company’s Chief Legal Officer, Ms. Mussetter received an inducement grant, effective December 8, 2022, of 19,035 RSUs, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The inducement grant was made pursuant to Nasdaq Listing Rule 5635(c) and outside of the 2017 Plan, but the inducement grant is subject to all of the terms and conditions of the 2017 Plan as if such grant had been made under such plan.
Ms. Mussetter is subject to customary restrictive covenants in the Mussetter Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Upon the termination of Ms. Mussetter’s employment for any reason, she will be entitled to receive any accrued obligations (as defined above). Upon Ms. Mussetter’s termination of employment by the Company without Cause or due to her resignation for Good Reason, she will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times her base salary in effect immediately prior to termination; and (ii) a lump sum payment of a pro rata share of her target bonus for the fiscal year in which her employment was terminated. Ms. Mussetter’s receipt of the severance benefits mentioned in this paragraph is subject to her execution and non-revocation of a waiver and release of claims in favor of the Company and its affiliates.
Kevin Mayer Employment Agreement. In connection with Mr. Mayer’s appointment as Chief Marketing Officer of the Company, Mr. Mayer and the Company entered into an employment agreement, dated April 20, 2023, (the “Mayer Employment Agreement”). The Mayer Employment Agreement provides for the following initial compensation: (i) an annual base salary of $425,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 60% of Mr. Mayer’s base salary (prorated for 2023); (iii) eligibility to participate in the Company’s LTI plan with a target annual award value equal to 70% of Mr. Mayer’s initial base salary (prorated for 2023); (iii) a sign-on cash bonus of $100,000 paid in 2023; and (iv) a one-time grant of RSUs having a target value of $100,000, subject to all of the terms and conditions of, the 2017 Plan, and which shall vest ratably over the first three anniversaries of the date of grant.
Mr. Mayer may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits of up to $300,000 (including an additional gross-up payment in respect of any taxable portion of his relocation benefit) in accordance with the Company’s historical and customary practices, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time.
Mr. Mayer is subject to customary restrictive covenants in the Mayer Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Upon the termination of Mr. Mayer’s employment for any reason, he will be entitled to receive any accrued obligations (as defined above). Upon Mr. Mayer’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times his base salary in effect immediately prior to the termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to the product of (x) the portion of monthly premiums of Mr. Mayer’s group health insurance, including coverage for Mr. Mayer’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Mr. Mayer’s receipt of the severance benefits mentioned in this paragraph is subject to his execution and non-revocation of a waiver and release of claims in favor of the Company and its affiliates.
The Company entered into a severance agreement with Mr. Mayer in connection with the termination of his employment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 6, 2025.
Meghan Spuler Employment Agreement. In connection with Ms. Spuler’s appointment as Chief People Officer of the Company, Ms. Spuler and the Company entered into an employment agreement, dated November 25, 2023 (the “Spuler Employment Agreement”). The Spuler Employment Agreement provides for the following initial compensation: (i) an annual base salary of $375,000; (ii) eligibility to receive an annual cash incentive award under the STI with a target of 60% of Ms. Spuler’s base salary (beginning in 2024); (iii) eligibility to participate in the Company’s LTI plan with a target annual award value equal to 70% of Ms. Spuler’s initial base salary (beginning in 2024); a (iv) a sign-on cash bonus of $50,000 paid in 2023; and (v) a one-time grant of RSUs having a target value of $50,000, subject to all of the terms and conditions of, the 2017 Plan, and which shall vest ratably over the first three anniversaries of the date of grant.
Ms. Spuler is subject to customary restrictive covenants in the Spuler Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following the termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Ms. Spuler is eligible to participate in the Company’s Executive Severance Plan, described below, which provides for certain compensation and benefits in the event of certain qualifying terminations, subject to the terms and conditions set forth therein, including a required release of claims, and agreement to certain restrictive covenants. Under the Executive Severance Plan, Ms. Spuler has a “Change in Control Cash Severance Multiplier” of 2.0, a “Change in Control Benefits Continuation Period” of 24 months, a “Non-Change in Control Cash Severance Multiplier” of 1.0, a “Non-Change in Control Benefits Continuation Period” of 12 months, and a “Restricted Period” of 24 months in the event of a Change in Control Qualifying Termination or 12 months in the event of a Non-Change in Control Qualifying Termination (in each case, as such terms are defined in the Executive Severance Plan).
Executive Severance Plan
In August 2023, the Company adopted the Executive Severance Plan as the successor to the Company’s Executive Change in Control Severance Plan. The Executive Severance Plan provides both non-change in control and change in control severance pay and benefits to key management employees, and promotes the long-term financial interests of the Company and its stockholders by reducing the risk of departures and distractions of such employees in a change in control situation, which would be detrimental to the Company and its stockholders.

Eligible employees include the Company’s chief executive officer, other C-suite executives, and other key employees designated by the Board or Compensation Committee from time to time as participants.
The Executive Severance Plan provides that in the event the employment of a participant is terminated by the Company without “cause” or by the participant for “good reason” (each as defined in the Executive Severance Plan) within two years following a “change in control” (as defined in the Executive Severance Plan) of the Company (a “CIC Qualifying Termination”), such participant is entitled to receive the following payments and benefits:
•
payment, in cash, equal to the sum of (1) accrued but unpaid salary through the date of termination, (2) reimbursement for any unreimbursed business expenses incurred through the termination date, (3) any payments, benefits or fringe benefits to which the participant is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or any other agreement, and (4) any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the termination date (which will be paid in a lump sum in cash when such annual bonus payment is regularly paid to similarly situated Company employees) (the “Accrued Obligations”);

•
A lump sum payment, in cash, equal to the product of (a) the participant’s annual base salary and the annual target bonus applicable to the participant, multiplied by (b) a “cash severance multiplier” (which in the case of the chief executive officer is 3, in the case of other C-suite executives is 2, and in the case of other participants is 1);

•
a lump sum payment of a prorated portion of the participant’s target bonus for the year in which the termination occurs;

•
upon timely election of continuation coverage under COBRA by the participant, a cash lump sum equal to the product of (x) the amount of monthly premiums of the participant’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date and (y) (1) 36 in the case of the chief executive officer, (2) 24 in the case of other C-suite executives and (3) 12 in the case of any other participant; and

•
all outstanding and unvested stock options and restricted stock (and RSUs) awards subject solely to time-based vesting shall vest in full and any restrictions or forfeiture provisions applicable to restricted stock (and RSUs) awards shall lapse, notwithstanding the provisions of any equity incentive plan or any award agreement(s) between the participant and the Company thereunder.

Generally, under the Executive Severance Plan and subject to limited exceptions set forth in the Executive Severance Plan, a change in control will be deemed to occur if any person acquires more than 30% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our Board of Directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company’s stockholders approve a complete liquidation or dissolution of the Company. Good reason is defined as a reduction in the executive’s compensation, relocation of the Company’s headquarters to a location more than 20 miles from the existing location, a significant reduction in the then-effective responsibilities of the executive without the executive’s prior written consent, or failure by the Company to obtain the assumption of the obligations contained in the Executive Severance Plan by any successor to the Company.
To the extent that a participant is a party to an employment agreement (or other written agreement) with the Company that provides for the payment of severance compensation and/or benefits in connection with a CIC Qualifying Termination or Non-CIC Qualifying Termination, then except as otherwise specifically provided in the Executive Severance Plan, the provisions of such employment agreement (or other written agreement) shall govern to the extent of any inconsistency between the Executive Severance Plan and such employment agreement (or other written agreement), and in no event will a participant receive a duplication of benefits under the Executive Severance Plan and their employment agreement (or other written agreement).
None of our change in control provisions provide for an excise tax gross up payment for Internal Revenue Code Section 280G/4999 purposes. The Board has determined not to enter into any agreements with a named executive officer that contain such an excise tax gross up provision.
Incentive Plans
2017 Plan, as Amended. Generally, and subject to limited exceptions set forth in the 2017 Plan, (i) if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, (ii) if there are certain changes in a majority of our Board of Directors, (iii) if stockholders prior to a corporate transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, (iv) a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or (v) if the Company is dissolved or liquidated, then awards then outstanding under the 2017 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event; provided, that, pursuant to the amendment to the 2017 Plan approved by the Company’s stockholders in 2019, all awards, including awards of stock options and stock appreciation rights (but excluding performance-based awards) issued to individuals other than non-employee directors of the Board shall be subject to a minimum vesting period of at least one year from the date of the award, and that all awards, including awards of stock options and stock appreciation rights, if any, to non-employee directors of the Board shall be subject to a minimum vesting period ending no earlier than the next annual stockholders meeting or one year from the date of the award, whichever is earlier. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2017 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2017 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company. There are currently no amounts payable to or accrued for payment to any named executive officer under the change in control provisions contained in the 2017 Plan.
2024 Plan. Generally, and subject to limited exceptions set forth in the 2024 Plan, (i) if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, (ii) if there are certain changes in a majority of our Board of Directors, (iii) if stockholders prior to a corporate transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, (iv) a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or (v) if the Company is dissolved or liquidated, and if the acquirer or successor company, as applicable, has not agreed to provide for the substitution, assumption, exchange or other continuation of such awards or if the applicable awards will not continue in existence thereafter in accordance with their terms, the outstanding awards under the 2024 Plan shall become fully vested or paid, as applicable, and may terminate or be terminated provided, that the stock-based awards issued to individuals shall be subject to a minimum vesting period of at least one year from the date of the award. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event where the acquirer or successor company, as applicable, has agreed to provide for the substitution, assumption, exchange or other continuation of the awards granted under the 2024 Plan, no award will vest unless the individual’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to (i) cancel any outstanding awards, upon notice at least ten days prior to a change in control, and pay the holders, in cash, securities or other property, or in any combination thereof, the value of such awards and (ii) to establish other change in control provisions with respect to awards granted under the 2024 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2024 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company. There are currently no amounts payable to or accrued for payment to any named executive officer under the change in control provisions contained in the 2024 Plan.
Potential Payments upon Termination or Change in Control
The following table presents the amount of compensation payable to each of our named executive officers as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 29, 2024:
Name	Benefit(1)	Termination w/o Cause or Resignation with Good Reason ($)	Termination with Cause or Resignation w/o Good Reason ($)	Death ($)	Disability ($)	Change in Control ($)(1)
G.J. Hart	Salary	2,000,000(2)
	Salary + Annual Incentive					7,050,000(3)
	Annual Incentive	359,682(4)	359,682(4)	359,682(4)	359,682(4)	359,682 (5)
	Health Benefits	10,553				21,105 (6)
	Acceleration of RSUs					2,180,966 (7)
	Acceleration of Options					—
	Acceleration of PSUs			984,198(8)	984,189(8)	2,473,757 (9)
Todd Wilson	Salary	475,000(2)
	Salary + Annual Incentive					1,662,500
	Annual Incentive	94,917(4)	94,917(4)	94,917(4)	94,917(4)	94,917 (5)
	Health Benefits	6,983				13,966 (6)
	Acceleration of RSUs					793,408 (7)
	Acceleration of Options					—
	Acceleration of PSUs			142,867(8)	142,867(8)	390,053 (9)
Sarah Mussetter	Salary	420,000(2)
	Salary + Annual Incentive					1,344,000
	Annual Incentive	252,000 (10)	67,141(4)	67,141(4)	67,141(4)	67,141 (5)
	Health Benefits	—				—
	Acceleration of RSUs					496,764 (7)
	Acceleration of Options					—
	Acceleration of PSUs			106,819(8)	106,819(8)	270,109 (9)
Kevin Mayer	Salary	425,000(2)
	Salary + Annual Incentive					1,360,000
	Annual Incentive	67,940(4)	67,940(4)	67,940(4)	67,940(4)	67,940 (5)
	Health Benefits	7,035				14,070
	Acceleration of RSUs					148,085 (7)
	Acceleration of Options					—
	Acceleration of PSUs			50,289(8)	50,289(8)	148,268 (9)
Meghan Spuler	Salary	375,000(2)
	Salary + Annual Incentive					1,200,000
	Annual Incentive	59,947(4)	59,947(4)	59,947(4)	59,947(4)	59,947 (5)
	Health Benefits	7,035				14,070
	Acceleration of RSUs					102,642 (7)
	Acceleration of Options					—
	Acceleration of PSUs			22,536(8)	22,536(8)	96,772 (9)

(1)
As discussed above, the change in control provisions or termination provisions that apply before or after a change in control in the Executive Severance Plan and applicable award agreements contain double trigger provisions, and thus any payments described in the table are generally required to be made only if the Company terminates the executive’s employment without cause or the executive resigns with good reason, within a defined protection period following the change in control.

(2)
Represents an amount equal to the product of (a) the executive’s annual base salary, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Hart is 2, and in the case of all other named executive officers is 1), payable in installments over the number of months equal to 12 times the cash severance multiplier.

(3)
Represents an amount equal to the product of (a) the executive’s annual base salary and the annual STI target award applicable to the participant, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Hart is 3, and in the case of all other named executive officers is 2).

(4)
Represents the amount the named executive officer or their estate would have been paid for his or her annual STI award for 2024 had the named executive officer been employed on the payment date.

(5)
Represents an amount equal to (a) the executive’s annual STI target for the year in which the termination occurs (which would be prorated based on the timing of the termination), or (b) any annual STI award earned but unpaid with respect to the fiscal year on or preceding the termination date).

(6)
Represents an amount equal to the product of (x) the amount of monthly premiums of the executive’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date, and (y) (1) 36 in the case of Mr. Hart, and (2) 24 in the case of the other named executive officers.

(7)
Represents the executive’s outstanding and unvested RSUs subject solely to time-based vesting on December 29, 2024, that would have vested upon termination, multiplied by the closing sales price of the Company’s common stock on December 27, 2024, the last trading day of the 2024 fiscal year ($5.39).

(8)
The 2023 and 2024 PSU awards provide that upon death or disability of the named executive officer before the completion of the performance period, the number of shares of stock is earned based on the extent to which the performance goals for the entire performance period are achieved, prorated based on the timing of termination. As relative TSR performance for the outstanding 2023-2025 and 2024-2026 performance periods is not currently determinable, we have included the value assuming target performance. Accordingly, the values in the table above represent the number of shares that would have vested under such PSU awards on December 29, 2024, multiplied by the closing sales price of the Company’s common stock on December 27, 2024, the last trading day of the 2024 fiscal year ($5.39). Amounts payable under the 2022 PSU award (for the 2022-2024 performance period) are not included as they were not earned as of December 29, 2024, pursuant to the award agreement.

(9)
The 2023 and 2024 PSU awards provide that if a change in control occurs before the completion of the performance period, then the award will be deemed earned as follows: (a) if the change in control occurs on or prior to the completion of 50% of the performance period, the number of shares earned will be determined as if the performance goal had been achieved at target; and (b) if the change in control occurs after the completion of 50% of the performance period, the number of shares earned will be determined based on the extent to which the performance goal has been achieved (except that the value of the Company’s share price shall be determined by the Board of Directors in good faith and the Company’s performance against the performance goal as determined by the Compensation Committee in good faith as of the date of the change in control). Accordingly, the values in the table above represent the number of shares that would have vested under such PSU awards on December 29, 2024 (using target shares), multiplied by the closing sales price of the Company’s common stock on December 27, 2024, the last trading day of the 2024 fiscal year ($5.39). Amounts payable under the 2022 PSU award (for the 2022-2024 performance period) are not included as they were not earned as of December 29, 2024, pursuant to the award agreement.

(10)
Represents the target amount of the annual STI award for 2024.

G.J. Hart Separation and Transition Agreement. The Company entered into a Separation and Transition Agreement with Mr. Hart on April 24, 2025 in connection with Mr. Hart ceasing to be the President and Chief Executive Officer of the Company and member of the Board of Directors. From April 24, 2025 through September 24, 2025 (the “Transition Period”), Mr. Hart will be an employee senior advisor, performing transition and advisory services, during which time he will receive a monthly payment of $110,000, but he will not receive any long-term incentive awards during such period. Mr. Hart’s termination is without cause and qualifies him to receive separation payments. Mr. Hart will be eligible to receive, subject to his execution and nonrevocation of a release of claims and other conditions: (i) cash severance equal to $1,800,000, which equals eighteen months of his annual base salary, payable in monthly installments for eighteen months following the termination of his employment, and (ii) a lump-sum cash payment equal to a pro-rata portion of his annual bonus, if any, for the Company’s 2025 fiscal year under the Company’s 2025 annual bonus plan that Mr. Hart would have earned based on actual performance had he remained employed for the entire 2025 fiscal year (the “Pro-Rata Bonus”), payable at such time as bonuses are generally paid by the Company to its executives. These are consistent with those owed under the Hart Offer Letter reduced by payments he will receive as an advisor. Mr. Hart’s unvested RSUs granted in September 2022 will remain outstanding and eligible to vest during the period he is a senior advisor and he will forfeit all other unvested RSUs and PSUs as of the effective date of the Separation and Transition Agreement. If Mr. Hart does not participate in the Company's earnings call in May or fails to provide the requested advisory services, then Mr. Hart will forfeit his continued salary payments, the Pro-Rata Bonus and the continued vesting of his RSUs that were granted in September 2022. Mr. Hart will remain subject to certain restrictive covenants following the termination of his employment, including nondisclosure of confidential information, non-disparagement, and, for twenty-four months following his termination, Mr. Hart is prohibited from soliciting or hiring certain employees, soliciting suppliers and business relations of the Company and competing against the Company.
PAY VERSUS PERFORMANCE DISCLOSURE
The following table sets forth information concerning the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last five fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for Mr. Hart(1)	Summary Compensation Table Total for Mr. Murphy(1)	Compensation Actually Paid to Mr. Hart(2)	Compensation Actually Paid to Mr. Murphy(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions)(7)	Adjusted EBITDA (millions)(8)
							Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
2024	$5,487,137	N/A	$14,216	N/A	$972,775	$637,572	$17.37	$141.79	$(77.5)	$38.8
2023	$8,463,446	N/A	$10,256,343	N/A	$1,265,792	$1,344,740	$40.19	$118.36	$(21.2)	$68.9
2022	$3,154,080	$5,203,896	$2,441,211	$(2,217,630)	$1,038,702	$353,016	$18.37	$99.91	$(78.9)	$51.7
2021	N/A	$5,359,783	N/A	$1,204,535	$1,235,919	$608,244	$55.30	$125.81	$(50.4)	$63.1
2020	N/A	$5,117,133	N/A	$6,958,668	$1,047,121	$978,473	$64.78	$129.74	$(276.1)	$(33.1)

(1)
The dollar amounts reported in these columns are the amounts of total compensation reported for Mr. Hart and Mr. Murphy, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”

(2)
The dollar amounts reported these columns represent the amount of “compensation actually paid” to Mr. Murphy and Mr. Hart, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Murphy or Mr. Hart during the applicable year.

	Mr. Murphy				Mr. Hart
	2022	2021	2020	2024	2023	2022
PEO Summary Compensation Table Total	5,203,896	5,359,783	5,117,133	5,487,137	8,463,446	3,154,080
Grant Date Fair Value of Stock and Option Awards (-)	4,068,150	4,067,922	3,797,618	4,120,765	5,827,592	1,699,252
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	727,629	1,641,178	6,218,224	3,136,609	5,695,990	986,383
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	(1,649,936)	(2,472,395)	(579,071)	(3,817,545)	1,496,695	N/A
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	(687,208)	743,891	N/A	547,836	427,804	N/A
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	1,743,861	N/A	N/A	1,219,056	N/A	N/A
Compensation Actually Paid to PEO	(2,217,630)	1,204,535	6,958,668	14,216	10,256,343	2,441,211

(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Murphy and Mr. Hart) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Murphy and Mr. Hart) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Todd Wilson, Sarah Mussetter, Kevin Mayer, and Meghan Spuler; (ii) for 2023, Todd Wilson, Sarah Mussetter, Kevin Mayer, Jyoti Lynch, and Wayne Davis; (iii) for 2022, Lynn Schweinfurth, Todd Wilson, Wayne Davis, Michael Buchmeier, Sarah Mussetter, Jonathan Muhtar, and Darla Morse; (iv) for 2021, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Darla Morse, and Michael Buchmeier; and (v) for 2020, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Michael Buchmeier, and Dean Cookson.

(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Murphy and Mr. Hart), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Murphy and Mr. Hart) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Murphy and Mr. Hart) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

	Year
	2024	2023	2022	2021	2020
Average Summary Compensation Table Total for Non-PEO NEOs	972,775	1,265,792	1,038,702	1,235,919	1,047,121
Grant Date Fair Value of Stock and Option Awards (-)	441,299	504,304	485,920	695,574	542,853
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	335,904	494,986	127,024	283,695	888,867
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	(293,748)	58,158	(92,033)	(306,438)	(179,008)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	63,940	49,028	(19,245)	140,675	(55,790)
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	N/A	18,920	215,512	50,033	179,864
Compensation Actually Paid to Non-PEO NEOs	637,572	1,344,740	353,016	608,244	978,473

(5)
Pursuant to SEC Rules, the TSR figures assume an initial investment of $100 on the last day of the fiscal year.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 600 Restaurant Index.

(7)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements included in our annual report for the applicable year.

(8)
While the Company uses multiple financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for our long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
2024 Most Important Measures
• Adjusted EBITDA • Relative Guest Traffic • Relative TSR
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company TSR and that of the S&P 600 Restaurant Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing information about the ratio of the annual total compensation of our former Chief Executive Officer Mr. Hart, who served in such capacity through the duration of fiscal year 2024, to the annual total compensation of our median employee. We believe our pay ratio, which is based on our payroll and employment records using the methodology described below, is a reasonable estimate calculated in a manner consistent with the SEC pay ratio rules.
Approximately 92% of our employee population consists of hourly restaurant team members. Company hourly restaurant roles can be full-time or part-time. Flexible and part-time employment opportunities can be attractive for team members seeking to balance other commitments, have a social connection, or earn supplemental income. However, part-time employment has the effect of reducing the annual total compensation for our median employee.
To determine the median employee, we used total cash compensation paid in 2024 as reported to the Internal Revenue Service on Form W-2 of our employee population (including full time, part time, temporary, and seasonal employees, excluding our former Chief Executive Officer). The Company employed 20,728 team members as of December 29, 2024, the last day of our fiscal year 2024, that had earnings in 2024. No cost of living adjustments were made to determine the median employee. We did, however, annualize the compensation used for full time and part time employees who were not employed by the Company for all of 2024 by taking an employee’s compensation for the number of active days for which they were employed and annualizing such amount for the full year. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute equity awards to employees. Less than 5.0% of our total employee population of 20,728 individuals as of December 29, 2024 received equity awards in 2024. The employee identified as the median employee in 2024 is a restaurant team member who worked primarily as a Line Cook during 2024 and was paid on an hourly basis. The median employee worked an average of 28.0 hours per week (or 1,455 hours during the year) in 2024. We calculated that employee’s 2024 annual total compensation using the same methodology (and including all the same compensation elements) that we used for our named executive officers in the 2024 Summary Compensation Table set forth above in this proxy statement. The median employee earned $26,487 in total compensation (including company match under the 401(k) Plan) during 2024.
Mr. Hart’s 2024 total compensation as shown in the Summary Compensation Table and determined in accordance with the SEC pay ratio rules is $5,487,137.
As a result, we estimate that for fiscal year 2024, the ratio of our CEO annual total compensation to that of our median employee was approximately 207:1.
Because the rules governing pay ratio disclosure allow for companies to use different methodologies, apply various exclusions, and otherwise make reasonable assumptions and estimates that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio. As a result, our pay ratio should not be used as a basis for comparison between us and other companies. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management has used the pay ratio measure to influence decisions in determining compensation for our executives or other employees.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and related SEC rules, the Company seeks a non-binding advisory vote from its stockholders to approve the executive compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation programs. As an advisory vote, the outcome of the vote on this proposal is not binding upon us. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. In 2024, our advisory vote proposal was supported by over 86% of the votes cast. The Board has adopted a policy of holding annual say-on-pay advisory votes.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation objectives have been designed to link incentives and rewards for our executives to the achievement of specific and sustainable financial and strategic goals which are expected to result in increased stockholder value. We believe our executive compensation program satisfies these goals and is aligned with the long-term interests of our stockholders.
We request stockholder approval of the 2024 compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, we ask that you vote FOR the following resolution to approve, on an advisory basis, the compensation of our named executive officers:
“RESOLVED, that the stockholders of Red Robin Gourmet Burgers, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure within the proxy statement.”
Please read the “Compensation Discussion and Analysis” section contained in this proxy statement, including the tables and narrative disclosures contained therein for additional details about our executive compensation programs. The Company anticipates that the next advisory “Say-on-Pay” vote will take place at the Company’s 2026 annual meeting of Stockholders.
VOTE REQUIRED
Proposal 2 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION AS PERMITTED BY DELAWARE LAW
BACKGROUND
The Delaware General Corporation Law (“DGCL”) permits Delaware corporations to limit the personal liability of directors for monetary damages associated with breaches of the duty of care (but not the fiduciary duty of loyalty) in certain circumstances, and our Restated Certificate of Incorporation (“Charter”) currently reflects those limitations. Effective August 1, 2022, the DGCL was amended to permit Delaware corporations to amend their certificates of incorporation, subject to stockholder approval, to also limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty), subject to certain additional limitations.
FACTORS CONSIDERED BY THE BOARD
The proposed amendment to the Company’s Charter would implement the DGCL provisions permitting exculpation of certain officers. Like the director exculpation provision, the proposed amendment would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The proposed amendment would exculpate officers for direct claims for breaches of the duty of care, but not derivative claims made by stockholders on behalf of the Company. The exculpation only applies to officers as specified in DGCL 102(b)(7). Similar to what is provided for director exculpation, proposed amendment provide that if the DGCL is further amended to eliminate or limit the personal liability of officers, the liability of officers will be limited to the fullest extent permitted by law, as so amended.
The Board of Directors believes the proposed amendment is advisable and in the best interests of the Company and its stockholders because they strike a balance between stockholders’ interest in officer accountability and stockholders’ interest in our ability to attract and retain qualified officers and to reduce litigation and insurance costs associated with lawsuits. In the absence of such exculpation protection, individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Aligning the protections available to our officers with those available to our directors to the extent such protections are available under the DGCL would empower officers to exercise their business judgment in furtherance of stockholders’ interests without the potential for distraction posed by the risk of personal liability.
In determining that the proposed amendment is in the best interests of the Company and its stockholders, the Board of Directors took into account the narrow class and type of claims for which officers would be exculpated and the benefits the Board of Directors believes would accrue to the Company and its stockholders, including enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits. The Board of Directors recommends that stockholders vote to approve the proposed amendment.
CHARTER AMENDMENT
The Board of Directors proposes to amend the Charter as set forth below and in the Certificate of Amendment attached as Appendix A hereto to implement the officer exculpation provision. The affirmative vote of a majority of all of the then-outstanding shares of the capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class is required to approve this Proposal 3. If this Proposal 3 is approved, the Charter will be amended to add a new Article TENTH as follows:
TENTH: No officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except for liability (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit or (iv) in any action by or in the right of the Corporation. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. References in this Article TENTH to an “officer” shall mean a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer” as defined in Section 102(b)(7) of the Delaware General Corporation Law, as amended.
If this Proposal 3 is approved by the Company’s stockholders, the officer exculpation amendment will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which the Company intends to do promptly following the annual meeting. The Board reserves the ability to abandon these amendments before they become effective, even if approved by the stockholders, provided such action is publicly disclosed.
If it is not approved by the Company’s stockholders, our current Charter will remain unchanged in this respect.
The foregoing description of the proposed amendment is qualified in its entirety by reference to the full text of Appendix A.
VOTE REQUIRED
This Proposal 3 requires the affirmative vote of a majority of all of the then-outstanding shares of the common stock of the Company then entitled to vote generally in the election of directors, voting together as a single class. Abstentions and broker non-votes will count as votes against the Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4:
APPROVAL OF AMENDMENTS TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS AND MAKE CERTAIN ADMINISTRATIVE AMENDMENTS
BACKGROUND
Under our Charter and our Fifth Amended and Restated Bylaws (“Bylaws”), most matters submitted to a vote of our stockholders can be approved by a majority of votes cast affirmatively or negatively. However, the Charter currently provides for three supermajority vote requirements, where at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, is required for stockholders to act to: (i) remove directors, (ii) adopt, amend or repeal any Bylaws, or (iii) amend certain provisions of the Charter. In addition, our Bylaws include a provision mirroring the Charter provision set forth in clause (ii) above.
For the reasons discussed in more detail below, the Board of Directors has approved, and recommends that the stockholders approve, amendments to the Charter to remove the 66 2/3% voting requirements and replace them with majority vote standards and make certain administrative amendments as described in more detail below.
FACTORS CONSIDERED BY THE BOARD
As part of our continuous evaluation of our corporate governance practices, the Board regularly reviews our governing documents and considers potential enhancements. The Board considered multiple factors, including (i) the advantages and disadvantages of supermajority vote provisions in general, (ii) the declining prevalence of supermajority vote provisions among other public companies, including many of our peer companies, (iii) the view of some investors and other stakeholders (including The Accountability Board) that supermajority vote provisions are inconsistent with corporate governance best practices, and (iv) the advantages and disadvantages and potential risks to the Company of retaining or eliminating the supermajority vote requirements.
After reviewing the foregoing and discussion, including with its advisors, the Board believes that the supermajority vote provisions are not reflective of prevailing market practice. The Board believes that such provisions are potentially unduly restrictive of stockholder participation in the affected areas when weighed against the stability that the provisions were intended to facilitate. Considering the foregoing, the Board has determined that it is in the best interests of the Company and its stockholders to approve and recommend to our stockholders to adopt the below amendments to eliminate supermajority vote requirements from our Charter and replace them with majority vote standards.
CHARTER AMENDMENTS
The Board of Directors proposes to amend the Charter as set forth below and in the Certificate of Amendment attached as Appendix B hereto to remove our supermajority vote requirements and make certain administrative amendments to remove non-substantive and obsolete provisions related to our formerly classified board. The affirmative vote of holders of at least 66 2/3% of the total voting power of all of the then-outstanding shares of capital stock of the Company then entitled to vote generally in the election of directors is required to approve this Proposal 4. If this Proposal 4 is approved, the Charter will be amended as follows:
•
Section D of Article SIXTH of the Charter would be amended so that directors may be removed with or without cause by a majority (instead of 66 2/3%) of the shares of the Company’s capital stock then entitled to vote generally at an election of directors, voting as a single class. This reflects the default standard for director removal set forth in Section 141(k) of the General Corporation Law of the State of Delaware (the “DGCL”). Sections A, B, D and E of Article SIXTH would also be amended to remove non-substantive and obsolete provisions related to our formerly classified board. The text of the amendments to Article SIXTH is below, with additions in bold and text to be deleted shown ~~struck out~~:

A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. ~~Subject to the other provisions of this paragraph, the board of directors is and shall remain divided into three classes, with the directors in each class serving for a term expiring at the third annual meeting of stockholders held after their election.~~ Subject to the rights of holders of Preferred Stock to elect additional directors under specified circumstances, ~~the terms of the members of the board of directors shall be as follows: (i) at the annual meeting of stockholders to be held in 2012, the directors whose terms expire at that meeting or such directors’ successors shall be elected to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2013; (ii) at the annual meeting of stockholders to be held in 2013, the directors whose terms expire at that meeting or such directors’ successors shall be elected to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2014; and (iii) at the annual meeting of stockholders to be held in 2014 and at each annual meeting of stockholders thereafter,~~ all directors shall be elected for a one-year term expiring at the next annual meeting after their election. ~~The classification of the directors shall terminate at the annual meeting of stockholders to be held in 2014, and all directors, thereafter, shall be elected in accordance with clause (iii) above.~~ Notwithstanding the foregoing provisions, each director shall serve until his or her successor is duly elected and qualified, or until his or her death, resignation or removal.
B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and not by stockholders. Any director so chosen to fill a vacancy ~~in a class~~ or a newly created directorship ~~of a class prior to the annual meeting of stockholders to be held in 2014 shall hold office for a term that shall coincide with the remaining term of that class. Any director so chosen to fill a vacancy or a newly created directorship at or following the annual meeting of stockholders to be held in 2014~~ shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office, ~~(i) at any time prior to the annual meeting of stockholders to be held in 2014, at any time, but only for cause, and (ii) at any time at or after the annual meeting of stockholders to be held in 2014~~ with or without cause, ~~in each of clauses (i) and (ii) only~~ by the affirmative vote of ~~the holders of at least sixty six and two thirds percent (66 2/3%)~~ a majority of the ~~voting power of all of the then-outstanding~~ shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.
E. When a quorum is present at any meeting for the election of directors, a nominee for director shall be elected by the stockholders at such meeting if the votes cast “for” such nominee’s election exceed the votes cast “against” (or “withheld” from) such nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote either “for” or “against” that director’s election); provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for stockholder nominees for a director set forth in Article SIXTH, Section C hereof and (ii) such nomination has not been rejected by the company for any reason or withdrawn by such stockholder on or before the tenth business day before the corporation first mails its notice of meeting to the stockholders. In the event the votes cast “against” (or “withheld” from) the nominee exceed the votes cast “for” such nominee (with “abstentions” and “broker non-votes” not counted as a vote either

“for” or “against” that director’s election) (a “No Vote”), the resulting vacancy shall be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and the directors so chosen shall serve for a term expiring at the next annual meeting of stockholders ~~at which the term of office of the class to which they have been elected expires~~ or until such director’s successor shall have been duly elected and qualified. In no event shall the Board nominate or elect a person to the Board who has received a No Vote subsequent to the adoption of this provision.
•
Article SEVENTH would be amended so that a majority (and not 66 2/3%) of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws. The text of the amendment to Article SEVENTH is below, with additions in bold and text to be deleted shown ~~struck out~~:

SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of ~~the holders of at least sixty six and two thirds percent (66 2/3%) of the voting power~~ a majority of all of the then-outstanding shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.
•
Article NINTH would be amended to delete the provision that an affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors, voting together as a single class, is required to amend or repeal certain provisions of the Charter. This deletion would mean that the default vote standard for charter amendments set forth in DGCL Section 242 would apply, i.e., subject to certain exceptions set forth in Section 242, the vote of a majority of the outstanding stock entitled to vote thereon is required to approve charter amendments. The text of the amendment to Section NINTH is below, with text to be deleted shown ~~struck out~~:

NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation~~; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH~~.
If this Proposal 4 is approved by the Company’s stockholders, the above amendments will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which the Company intends to do promptly following the annual meeting. The Board reserves the ability to abandon these amendments before they become effective, even if approved by the stockholders, provided such action is publicly disclosed.
If it is not approved by the Company’s stockholders, our current Charter will remain unchanged in this respect and the supermajority vote and other provisions described in this proposal will remain in effect.

The foregoing description of the proposed amendments is qualified in its entirety by reference to the full text of Appendix B.
RELATED CHANGES TO THE BYLAWS
If this Proposal 4 is approved, the Board plans to adopt corresponding amendments to the Bylaws to lower the vote standard for Bylaw amendments to a majority of all of the then-outstanding shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, which mirrors the amendments to Article SEVENTH set forth above.
VOTE REQUIRED
This Proposal 4 requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors. Abstentions and broker non-votes will count as votes against the Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 5:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to perform the audit of our financial statements and our internal control over financial reporting. The Audit Committee selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 28, 2025. Deloitte has served as our independent registered public accounting firm since 2021.
EVALUATION OF AUDITOR
In approving the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025, the Audit Committee considered, among other factors:
•
Firm and engagement team experience, including in our industry;

•
Audit approach and supporting tools;

•
General technical expertise;

•
Audit quality factors, including timing of procedures and engagement team workload and allocation;

•
Recent Public Company Accounting Oversight Board (PCAOB) inspection findings and the firms’ responses thereto;

•
Communication and interaction with the Audit Committee and management;

•
Independence and commitment to objectivity and professional skepticism; and

•
The reasonableness and appropriateness of fees.

Based on this evaluation, our Board is requesting that our stockholders ratify Deloitte’s appointment for the 2025 fiscal year. We are not required to seek ratification from stockholders of our selection of the registered public accounting firm but are doing so as a matter of good governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Deloitte are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table summarizes the aggregate fees expected to be billed by Deloitte for the fiscal years ended December 29, 2024, and December 31, 2023:
	2024	2023
Audit fees	$1,579,000	$1,249,017
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$1,579,000	$1,249,017
Audit Fees
Fees for audit services in 2024 and 2023 include the audit of our annual financial statements and reports on internal controls required by the Sarbanes-Oxley Act of 2002, reviews of our quarterly financial statements, consents, and other services related to SEC filings. Fees for audit services in 2023 also include fees associated with acquisitions and other nonrecurring discrete transactions.
Audit-Related Fees
No fees for audit-related services were billed by Deloitte in 2024 or 2023.
Tax Fee
No fees for tax services were billed by Deloitte in 2024 or 2023.
All Other Fees
There were no other fees billed by Deloitte in 2024 or 2023.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services to be performed by its independent registered public accounting firm and has established policies and procedures to ensure the Company is in full compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the Audit Committee’s responsibility to management.
In accordance with these policies and procedures, management submits for approval audit and non-audit services that management may wish to have the independent registered public accounting firm perform during the fiscal year, accompanied by an estimated range of fees for each service to be performed. The Audit Committee pre-approves or rejects the service and an accompanying range of fees for each service desired to be performed. Management is required to seek additional Audit Committee pre-approval when management becomes aware that any pre-approved service will result in actual fees greater than the fees initially approved. During the course of the year, the chair of the Audit Committee has the authority to pre-approve requests for services, or to delegate such authority to another Audit Committee member. At each subsequent Audit Committee meeting, the chair of the Audit Committee reports any interim pre-approvals since the last meeting.
All of the fees set forth in the Principal Accountant Fees and Services table above for fiscal year 2024 were pre-approved by the Audit Committee.
VOTE REQUIRED
Proposal 5 requires the approval of a majority of the votes cast on the proposal. Abstentions will have no effect on the outcome of the vote. As this is a routine matter, we do not expect any broker non-votes on this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 28, 2025.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (GAAP). Deloitte, our independent registered public accounting firm for 2024 is responsible for expressing opinions on the conformity of the Company’s audited financial statements with GAAP and on the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 29, 2024, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and Deloitte’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed such independence with Deloitte.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 29, 2024, and the Board of Directors accepted the Audit Committee’s recommendations.
MEMBERS OF THE AUDIT COMMITTEE
Steven K. Lumpkin, Chair
Anthony S. Ackil (member until April 24, 2025)
Thomas G. Conforti
Nicole Miller Regan

VOTING PROCEDURES
YOUR VOTE IS VERY IMPORTANT
It is very important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the 2025 annual meeting of stockholders, please vote as soon as possible. We urge you to read the proxy statement and vote your shares as soon as possible. Specific voting instructions are set forth in the proxy statement and on both the Important Notice Regarding the Availability of Proxy Materials and proxy card. We urge you to vote as soon as possible even if you plan to attend the 2025 annual meeting of the stockholders, so that if you are unable to attend the annual meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2025 annual meeting. If you should be present at the annual meeting and desire to vote in person, you may revoke any previously submitted proxy. If your shares are held in the name of a broker, bank, or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
If you are a beneficial owner of shares, to the extent that your bank, broker, or other holder of record has provided you with proxy materials and you do not instruct your bank, broker, or other holder of record how you want to vote, your shares may not be voted by a record holder on Proposals 1 through 4. Accordingly, we urge you to give instructions to your bank, broker, or other holder of record as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
The individuals named as proxies on the proxy card to vote your shares also have the discretionary authority to vote your shares, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act, on any matter that is properly brought before the annual meeting. As of the date of the Notice of Annual Meeting of Stockholders, we knew of no other matters to be presented at the annual meeting.
VOTING INFORMATION
Voting rights.   As of March 24, 2025, the record date for the meeting, we had 17,620,900 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all of the shares that you owned on the record date. These shares may include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Voting instructions.   We encourage all stockholders to submit votes in advance of the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted in advance of the meeting.
•
Stockholder of record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record of those shares and we are sending these proxy materials directly to you. If you are a stockholder of record, you may vote by submitting a proxy. We have enclosed a proxy card and return envelope for you to use.

•
Beneficial ownership. If your shares are held in a brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name. Your proxy materials are being forwarded to you by your bank, broker, trustee, or nominee, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote via the Internet or by telephone if the bank, broker, trustee, or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee, or nominee provides you instructions on how to vote your shares. Stock exchange rules prohibit brokers from voting on Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation), Proposal 3 (amendment to the charter to add officer exculpation provisions), Proposal 4 (amendments to the charter to remove supermajority vote requirements) without receiving instructions from the beneficial owner of the shares. In the absence of instructions, shares subject to such broker non-votes (i) will not be counted as voted or as present or represented on Proposals 1 and 2 and so will have no effect on the vote for Proposals 1 and 2 and (ii) will be counted as voted against on Proposals 3 and 4. Votes directed by Internet or telephone through such a bank, broker, trustee, or nominee must be received by 11:59 p.m. Eastern Time on May 21, 2025, unless otherwise directed by your bank or broker. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain and submit a “legal proxy” from the broker, bank, or other holder of record that holds your shares, giving you the right to vote the shares at the meeting.
Voting in-person. Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain and submit a legal proxy from the broker, bank, or other holder of record that holds your shares giving you the right to vote the shares.
Additional meeting matters. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Todd Wilson or Sarah Mussetter, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate nominated by our Board of Directors.
VOTES REQUIRED FOR EACH PROPOSAL
The following five proposals will be presented at the annual meeting for your vote. Our Board of Directors recommends a vote FOR all the director nominees in Proposal 1, and FOR Proposals 2, 3, 4, and 5.
Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes	Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	Votes cast ‘for’ a nominee’s election exceed the votes cast ‘against’ such nominee’s election	No Effect	No Effect	FOR ALL NOMINEES	8
2	Advisory Vote to approve executive compensation	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	60
3	Approval of an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation as permitted under Delaware law	Affirmative vote of a majority of the votes outstanding	Against	Against	FOR	61
4	Approval of an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority vote requirements and make certain administrative amendments	Affirmative vote of at least 66 2∕3% of the votes outstanding	Against	Against	FOR	63

Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes	Board’s Voting Recommendation	Page Reference (for more detail)
5	Ratification of independent registered public accounting firm	Affirmative vote of a majority of the votes cast	No Effect	N/A	FOR	67

ADDITIONAL INFORMATION
ATTENDANCE AT THE MEETING
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 24, 2025 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
No cameras, laptops, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the annual meeting. The Company reserves the right to deny admittance to any stockholder who attempts to bring any such item into the annual meeting. Small purses and bags are permissible, but they will be subject to inspection. All security procedures and instructions require strict adherence. By attending the annual meeting, stockholders agree to abide by the agenda and procedures for the annual meeting, copies of which will be distributed to attendees at the meeting.
DETERMINATION OF QUORUM
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting shall constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes will be counted for purposes of determining the presence of a quorum at the meeting.
REVOCABILITY OF PROXIES
Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112; (2) executing and delivering a later dated proxy; or (3) voting in person at the annual meeting. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
If your shares are held in “street name” (i.e., held of record by a bank, broker, or other holder of record) and you wish to revoke a proxy, you should contact your bank, broker, or other holder of record and follow its procedures for changing your voting instructions. You also may vote in person at the annual meeting if you obtain and submit a legal proxy from your bank, broker, or other holder of record.
Only the latest validly executed proxy that you submit will count.
PROXY SOLICITATION COSTS
The accompanying proxy is being solicited on behalf of the Board of Directors of our Company. The expense of preparing, printing, and mailing the notice regarding internet availability or proxy card and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mail, proxies may be solicited by telephone, other electronic means, or in person, by our directors, officers, and employees at no additional compensation. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Georgeson LLC has been retained to assist in the solicitation of proxies for the 2025 annual meeting of stockholders for a fee of approximately $7,500 plus associated costs and expenses.

DELIVERY OF PROXY MATERIALS
Important Notice Regarding Availability of Proxy Materials
Our proxy materials are available at http://www.redrobin.com/eproxy.
“HOUSEHOLDING” OF PROXY MATERIALS
As permitted by applicable law, we may deliver only one copy of certain of our documents, including the proxy statement, annual report, and information statement to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for the Company.
If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the proxy materials, which are typically mailed in April of each year, by notifying us in writing at: Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by contacting us at (303) 846-6000. You also may request additional copies of the proxy materials by notifying writing at the same address or contacting us at (303) 846-6000, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.
OTHER BUSINESS
The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial owners of more than 5% of our common stock. The percent of class is calculated based on 17,735,916 shares of common stock outstanding as of April 11, 2025. All other information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to the Company.
Name and Address of Beneficial Owner	Shares Beneficially Owned
	Amount and Nature of Beneficial Ownership	Percent of Class
JCP and Jumana(1)	3,475,574	19.60%
Pacific Ridge Capital Partners, LLC(2)	1,069,632	6.03%

(1)
This disclosure is based on a Schedule 13D/A filed with the SEC on December 4, 2024 by JCP Investment Partnership, LP (“JCP Partnership”), JCP Investment Partners, LP (“JCP Partners”), JCP Investment Holdings, LLC (“JCP Holdings”), JCP Investment Management, LLC (“JCP Management”), James C. Pappas, Jumana Capital Investments LLC (“Jumana Capital”), and Christopher Martin. At the time of filing, JCP Partnership, JCP Partners, and JCP Holdings each reported having shared voting power and shared dispositive power over 776,564 shares, JCP Management and Mr. Pappas each reported having shared voting power and shared dispositive power over 1,860,668 shares, and Jumana Capital and Mr. Martin each reported having shared voting power and shared dispositive power over 1,614,906 shares. The principal business office of JCP Partnership, JCP Partners, JCP Holdings, JCP Management, and Mr. Pappas is 1177 West Loop South,

Suite 1320, Houston, Texas 77027. The principal business office of Jumana Capital and Mr. Martin is 1717 St. James Place, Suite 335, Houston, Texas 77056.
(2)
This disclosure is based on a Schedule 13G/A filed with the SEC on February 12, 2025 by Pacific Ridge Capital Partners, LLC (“Pacific Ridge”). At the time of filing, Pacific Ridge reported having sole voting power over 755,282 shares and sole dispositive power over 1,069,632 shares. The principal business office of Pacific Ridge is 4900 Meadows Rd, STE 320, Lake Oswego, OR 97035.

Security Ownership of Directors and Management
The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of April 11, 2025 by (a) each of our directors and director nominees; (b) each named executive officer set forth in the Summary Compensation Table; and (c) all directors and executive officers as a group. The percent of class is calculated based on 17,735,916 shares of common stock outstanding as of April 11, 2025.
Name and Address of Beneficial Owner	Shares Beneficially Owned(1)
	Amount and Nature of Beneficial Ownership	Percent of Class
G.J. Hart(2)	293,314	1.65%
Todd Wilson(3)	55,730	*
Sarah Mussetter(4)	25,315	*
Kevin Mayer(5)	3,154	*
Meghan Spuler(6)	4,909	*
Anthony S. Ackil(7)	47,513	*
Thomas G. Conforti(8)	76,506	*
Steven K. Lumpkin(9)	90,292	*
Christopher Martin(10)	—	*
David A. Pace(11)	36,449	*
Allison Page(12)	53,148	*
James C. Pappas(13)	—	*
Nicole Miller Regan(14)	23,738	*
Anddria Varnado(15)	38,983	*
Directors and executive officers as a group (12 persons)(16)	468,998	2.64%

*
Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.

(1)
If a stockholder holds options, RSUs, or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of April 11, 2025, in accordance with the rules of the SEC, we treat the common stock underlying those securities as owned by that stockholder and as outstanding shares when we calculate the stockholder’s percentage ownership of our common stock, and we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)
Consists of 293,314 shares of common stock held directly by Mr. Hart.

(3)
Consists of 55,730 shares of common stock held directly by Mr. Wilson.

(4)
Consists of 25,315 shares of common stock held directly by Ms. Mussetter.

(5)
Consists of 3,154 shares of common stock held directly by Mr. Mayer, based on the information known at the time of his departure on February 11, 2025.

(6)
Consists of 4,909 shares of common stock held directly by Ms. Spuler.

(7)
Consists of 31,098 shares of common stock held directly by Mr. Ackil and 16,415 RSUs held by Mr. Ackil in connection with his service as a non-employee director that will vest within 60 days of April 11, 2025.

(8)
Consists of 32,591 shares of common stock held directly by Mr. Conforti, 27,500 shares of common stock held indirectly by Mr. Conforti in a trust of which he is the trustee, and 16,415 RSUs held by Mr. Conforti in connection with his service as a non-employee director that will vest within 60 days of April 11, 2025.

(9)
Consists of 68,877 shares of common stock held directly by Mr. Lumpkin in a trust of which he is the trustee, 5,000 shares of common stock subject to options that are currently exercisable, and 16,415 RSUs held by Mr. Lumpkin in connection with his service as a non-employee director that will vest within 60 days of April 11, 2025.

(10)
Does not include 10,567 unvested RSUs held by Mr. Martin in connection with his service as a non-employee director. Mr. Martin disclaims beneficial ownership of the 1,614,906 shares held by Jumana Capital Investments LLC (“Jumana Capital”), except to the extent of his pecuniary interest therein. Mr. Martin, as Manager of Jumana Capital, may be deemed to beneficially own the shares of Common Stock owned directly by Jumana Capital.

(11)
Consists of 36,449 shares of common stock held directly by Mr. Pace. Does not include 35,249 RSUs that have vested (or will vest within 60 days of April 11, 2025) but are deferred.

(12)
Consists of 36,733 shares of common stock held directly by Ms. Page and 16,415 RSUs held by Ms. Page in connection with her service as a non-employee director that will vest within 60 days of April 11, 2025.

(13)
Does not include 10,567 unvested RSUs held by Mr. Pappas in connection with his service as a non-employee director. Mr. Pappas disclaims beneficial ownership of the 1,084,104 shares held in certain accounts (the “JCP Accounts”) managed by JCP Investment Management, LLC (“JCP Management”), except to the extent of his pecuniary interest therein. JCP Management, as the investment manager of the JCP Accounts, may be deemed to beneficially own the shares of Common Stock held in the JCP Accounts. Mr. Pappas, as the managing member of JCP Management, may be deemed to beneficially own the shares of Common Stock held in the JCP Accounts.

Mr. Pappas also disclaims beneficial ownership of the 776,546 shares owned directly JCP Investment Partnership, LP (“JCP Partnership”), except to the extent of his pecuniary interest therein. JCP Investment Partners, LP (“JCP Partners”), as the general partner of JCP Partnership, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. JCP Investment Holdings, LLC (“JCP Holdings”), as the general partner of JCP Partners, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. JCP Management, as the investment manager of JCP Partnership, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership. Mr. Pappas, as the managing member of JCP Management and the sole member of JCP Holdings, may be deemed to beneficially own the shares of Common Stock owned directly by JCP Partnership.

(14)
Consists of 7,323 shares of common stock held directly by Ms. Miller Regan and 16,415 RSUs held by Ms. Miller Regan in connection with her service as a non-employee director that will vest within 60 days of April 11, 2025.

(15)
Consists of 22,568 shares of common stock held directly by Ms. Varnado and 16,415 RSUs held by Ms. Varnado in connection with her service as a non-employee director that will vest within 60 days of April 11, 2025.

(16)
Consists of 762,312 shares of common stock held directly and 5,000 share of common stock subject to options that are currently exercisable by our current directors and executive officers as a group (excludes shares held by Mr. Hart and Mr. Mayer based on the dates of their departure).

EQUITY COMPENSATION PLAN INFORMATION
We maintain four equity-based compensation plans—the Second Amended and Restated 2007 Performance Incentive Plan (the “2007 Plan”), the 2017 Plan, the 2024 Plan, and the Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Our stockholders have approved each of these plans.
The following table sets forth our equity compensation plans in the aggregate, the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 29, 2024:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2007 Plan	70,235	$68.58	0
2017 Plan	1,426,356	$16.64	0
2024 Plan	1,300,651		572,883
ESPP	N/A	N/A	169,238
Equity compensation plans not approved by security holders(2)	62,730	N/A	N/A
Total	2,859,972	$61.75	742,121

(1)
Shares reported in column (a) consist of: 80,881 shares underlying non-qualified stock options, 1,098,223 shares underlying RSUs, and 1,680,868 shares underlying PSUs at maximum payout awarded to our executive officers in 2023 and 2024. The PSU awards cliff-vest at the end of a three-year performance cycle, generally subject to executive’s continued employment through the applicable vesting date, with the number of PSUs determined based on achievement of performance goals as approved by the Compensation Committee. Column (b) does not take shares underlying RSUs and PSUs into account.

(2)
This amount consists of RSUs granted to Sarah Mussetter, Todd Wilson, and G.J. Hart the form of inducement grants made pursuant to such executive’s offer of employment and outside of but consistent with the terms of the 2017 Plan, as described under the heading “2024 Executive Compensation Tables—Employment Agreements, Separation Arrangements, and CIC Plan” of this proxy statement.

PROPOSALS FOR INCLUSION IN 2026 PROXY STATEMENT
For your proposal to be considered for inclusion in our proxy statement for next year’s meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than December 25, 2025. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials and the Bylaws.
Our Bylaws also provide for proxy access stockholder nominations of director candidates by eligible stockholders. For a director nominee to be included in the Company’s proxy statement for the 2026 annual meeting of stockholders, our corporate secretary must receive a written notice not later than January 22, 2026, and not earlier than December 23, 2025, and it must contain the additional information required by the Bylaws. If we advance the date of the 2026 annual meeting by more than 30 days, or delay the date by 60 days, from the anniversary of the date of the 2025 annual meeting, in order for the proposal to be timely, we must receive your written proposal not earlier than the one hundred and twentieth (120th) day prior to the date of the 2026 annual meeting, and not later than the close of business on the later of the ninetieth (90th) day before the date of the 2026 annual meeting and the tenth (10th) day following the day on which notice of the date of the 2026 annual meeting is mailed or public disclosure of the date of the 2026 annual meeting is made, whichever occurs first.
PROPOSALS TO BE ADDRESSED AT 2026 ANNUAL MEETING (BUT NOT INCLUDED IN PROXY STATEMENT)
Our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. In order for you to properly bring a proposal (including director nominations) under this provision for the 2026 annual meeting of stockholders, our corporate secretary must receive a written notice of the proposal not later than February 21, 2026, and not earlier than January 22, 2026, and it must contain the additional information required by the Bylaws. All proposals received after February 21, 2026, will be considered untimely. If we change the date of next year’s meeting by more than 30 days from the anniversary of the date of the 2025 annual meeting, in order for the proposal to be timely, we must receive your written proposal no later than the close of business on the ninetieth (90th) day prior to the 2026 annual meeting, or the tenth (10th) day following the day on which the 2026 annual meeting date is publicly announced.
You may obtain a complete copy of the Bylaws by submitting a written request to our corporate secretary at our principal executive office.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 annual meeting of stockholders.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
April 24, 2025

Appendix A
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
RED ROBIN GOURMET BURGERS, INC.
Red Robin Gourmet Burgers, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Date (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.   The Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) as heretofore in effect is hereby amended by adding a new Article TENTH as follows:
“TENTH: No officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except for liability (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit or (iv) in any action by or in the right of the Corporation. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. References in this Article TENTH to an “officer” shall mean a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer” as defined in Section 102(b)(7) of the Delaware General Corporation Law, as amended.”
2.   The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this [•] day of [•], 2025.
RED ROBIN GOURMET BURGERS, INC.
By:

Name:
[•]

Title:
[•]

[Certificate of Amendment]

A-2

Appendix B
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
RED ROBIN GOURMET BURGERS, INC.
Red Robin Gourmet Burgers, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Date (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.   The Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) as heretofore in effect is hereby amended as follows:
a.
Article SIXTH, Section A. shall be deleted and replaced in its entirety with the following:

“A.   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. Subject to the rights of holders of Preferred Stock to elect additional directors under specified circumstances, all directors shall be elected for a one-year term expiring at the next annual meeting after their election. Notwithstanding the foregoing provisions, each director shall serve until his or her successor is duly elected and qualified, or until his or her death, resignation or removal.”
b.
Article SIXTH, Section B. shall be deleted and replaced in its entirety with the following:

“B.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and not by stockholders. Any director so chosen to fill a vacancy or a newly created directorship shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.”
c.
Article SIXTH, Section D. shall be deleted and replaced in its entirety with the following:

“D.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office, with or without cause, by the affirmative vote of a majority of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.”
d.
Article SIXTH, Section E. shall be deleted and replaced in its entirety with the following:

“E.   When a quorum is present at any meeting for the election of directors, a nominee for director shall be elected by the stockholders at such meeting if the votes cast “for” such nominee’s election exceed the votes cast “against” (or “withheld”

from) such nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote either “for” or “against” that director’s election); provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for stockholder nominees for a director set forth in Article SIXTH, Section C hereof and (ii) such nomination has not been rejected by the company for any reason or withdrawn by such stockholder on or before the tenth business day before the corporation first mails its notice of meeting to the stockholders. In the event the votes cast “against” (or “withheld” from) the nominee exceed the votes cast “for” such nominee (with “abstentions” and “broker non-votes” not counted as a vote either “for” or “against” that director’s election) (a “No Vote”), the resulting vacancy shall be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and the directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. In no event shall the Board nominate or elect a person to the Board who has received a No Vote subsequent to the adoption of this provision.”
e.
Article SEVENTH shall be deleted and replaced in its entirety with the following:

“SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of a majority of all of the then-outstanding shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.”
f.
Article NINTH shall be deleted and replaced in its entirety with the following:

“NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.”
2.   The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the DGCL.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this [•] day of [•], 2025.
RED ROBIN GOURMET BURGERS, INC.
By:

Name:
[•]

Title:
[•]

[Certificate of Amendment]

0. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14475RED ROBIN GOURMET BURGERS, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Todd Wilson and Sarah Mussetter, and each of them, as proxies,each with full power of substitution, to represent and vote as designated on the reverse side, all theshares of Common Stock of Red Robin Gourmet Burgers, Inc. held of record by the undersigned onMarch 24, 2025 at the Annual Meeting of Stockholders to be held at Red Robin’s Yummm U, located at10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112 at 8:00 a.m. MDT on May 22, 2025, orany adjournment or postponement thereof.This proxy authorizes each of the persons named above to vote at her or his discretion on any othermatter that may properly come before the meeting or any postponement or adjournment thereof. If this cardis properly executed and returned, but contains no specific voting instructions, these shares will be votedin accordance with the recommendation of the Board of Directors.(Continued and to be signed on the reverse side)1.125-2334-1 C2.1 P1

ANNUAL MEETING OF STOCKHOLDERS OFRED ROBIN GOURMET BURGERS, INC.May 22, 2025If no direction is provided, this proxy will be voted"FOR" Proposal 6.NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, Proxy Statement, Form of Proxy Card, and 2024 Annual Report onForm 10-K are available at http://www.redrobin.com/eproxyPlease sign, date, and mailyour proxy card in theenvelope provided as soonas possible.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BEVOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNEDSTOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED ANDRETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BEVOTED “FOR” EACH DIRECTOR LISTED
UNDER PROPOSAL 1, AND“FOR” PROPOSALS 2, 3, 4, AND 5.SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING INACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS. THIS PROXYCONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOTKNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THEANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFRED ROBIN GOURMET BURGERS, INC. PLEASE SIGN AND RETURN THISPROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF APROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOUATTEND THE MEETING.The undersigned hereby acknowledges receipt of the notice of annual meeting ofstockholders, proxy statement, and 2024 annual report on Form 10-K.1. The election of ten (10) directors for one-year terms:(a) Anthony S. Ackil(b) Thomas G. Conforti(c) Steven K. Lumpkin(d) Christopher Martin(e) David A. Pace(f) Allison Page(g) James C. Pappas(h) Nicole Miller Regan(i) Anddria Varnado2. Approval, on an advisory basis, of the compensation of theCompany’s named executive officers.3. Approval of an amendment to the Company’s Restated Certificateof Incorporation to provide for officer exculpation as permitted byDelaware law.4. Approval of amendments to the Company’s Restated Certificateof Incorporation to eliminate supermajority vote requirements andmake certain administrative amendments.5. Ratification of the appointment of Deloitte & Touche LLP as theCompany’s independent registered public accounting firm for thefiscal year ending December 28, 2025.NOTE: Such other business as may properly come before themeeting or any adjournment thereof.FOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTORS LISTED UNDER PROPOSAL 1,AND “FOR” PROPOSALS 2, 3, 4, AND 5.PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xPlease detach along perforated line and mail in the e n v e l o p e p r o v i d e d .052225GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.25-2334-1 C2.1 P2